As Filed with the Securities and Exchange Commission on April 1, 2005

Securities Act File No. 333-

Investment Company Act File No. 811-

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933 [X]

Pre-Effective Amendment No.        [    ]

Post-Effective Amendment No. [    ]

and/or

REGISTRATION STATEMENT UNDER

THE INVESTMENT COMPANY ACT OF 1940 [X]

Amendment No.         [    ]

(Check appropriate box or boxes)

Enhanced Equity Premium Fund Inc.

(Exact Name of Registrant as Specified in Charter)

125 Broad Street New York, New York	10004
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code: (800) 451-2010

R. Jay Gerken

Citigroup Asset Management

399 Park Avenue

New York, New York 10022

(Name and Address of Agent for Service)

Copy to:

Dianne E. O’Donnell, Esq. Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, New York 10019-6099	Robert I. Frenkel, Esq. Citigroup Asset Management 300 First Stamford Place Stamford, CT 06902

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.  ☐

It is proposed that this filing will become effective when declared effective pursuant to section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered (1)	Proposed Maximum Offering Price per Unit	Proposed Maximum Aggregate Offering Price	Amount of Registration Fee (1)(2)
Common Stock, $0.001 par value	10,000 shares	$20.00	$200,000.00	$23.54
(1)	Estimated solely for purposes of calculating the registration fee.
(2)	$23.54 was wired to the Securities and Exchange Commission’s account at Mellon Bank in Pittsburgh, Pennsylvania in payment of the required registration fee due in connection with this registration statement.

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THE REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATES AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

ENHANCED EQUITY PREMIUM FUND INC.

CROSS REFERENCE SHEET

PART A—PROSPECTUS

	ITEM IN PART A OF FORM N-2 SPECIFIED IN PROSPECTUS	LOCATION IN PROSPECTUS
Item 1	Outside Front Cover	Cover Page

Item 2	Cover Pages; Other Offering Information	Cover Page; Inside Front Cover Page; Outside Back Cover Page

Item 3	Fee Table and Synopsis	Summary of Fund Expenses

Item 4	Financial Highlights	Inapplicable

Item 5	Plan of Distribution	Cover Page; Prospectus Summary; Underwriting

Item 6	Selling Shareholders	Inapplicable

Item 7	Use of Proceeds	Use of Proceeds

Item 8	General Description of the Registrant	Cover Page; Prospectus Summary; The Fund; The Fund’s Investments; Risks

Item 9	Management	Prospectus Summary; Management of the Fund

Item 10	Capital Stock, Long-Term Debt, and Other Securities	Net Asset Value; Distributions; Dividend Reinvestment Plan; Description of Shares; Certain Provisions in the Articles of Incorporation and Bylaws; Repurchase of Fund Shares

Item 11	Defaults and Arrears on Senior Securities	Inapplicable

Item 12	Legal Proceedings	Management of the Fund

Item 13	Table of Contents of the Statement of Additional Information	Table of Contents of the Statement of Additional Information

PART B—STATEMENT OF ADDITIONAL INFORMATION

	ITEM IN PART B OF FORM N-2 SPECIFIED IN STATEMENT OF ADDITIONAL INFORMATION	LOCATION IN STATEMENT OF ADDITIONAL INFORMATION
Item 14	Cover Page	Cover Page

Item 15	Table of Contents	Table of Contents

Item 16	General Information and History	Inapplicable

Item 17	Investment Objective and Policies	Investment Objective; Investment Policies and Techniques

Item 18	Management	Management of the Fund; Investment Adviser, Sub-Adviser and Administrator

Item 19	Control Persons and Principal Holders of Securities	Control Persons and Principal Holders of Securities

Item 20	Investment Advisory and Other Services	Investment Adviser, Sub-Adviser and Administrator

Item 21	Portfolio Managers	Investment Adviser, Sub-Adviser and Administrator

Item 22	Brokerage Allocation and Other Practices	Portfolio Transactions and Brokerage

Item 23	Tax Status	Federal Income Tax Matters

Item 24	Financial Statements	Report of Independent Registered Public Accounting Firm; Statement of Assets and Liabilities

PART C—OTHER INFORMATION

Item 25-34.    Items 25-34 have been answered in Part C of this Registration Statement.

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED             , 2005

PROSPECTUS

[            ] Shares

Enhanced Equity Premium Fund Inc.

Common Shares

$20.00 Per Share

The Fund is a newly organized, diversified, closed-end management investment company.

Investment Objective.    The Fund’s investment objective is high current income and gains.

Portfolio Contents.    The Fund will invest substantially all of its net assets in a diversified portfolio of common stocks and other equity securities that seeks to outperform the Standard & Poor’s 500 Stock Index (the “S&P 500 Index”) before Fund expenses and is designed to support the Fund’s option strategy. The Fund will utilize an option strategy of selling exchange-traded call options on the S&P 500 Index, other indices and, to a lesser extent, individual securities in the Fund’s portfolio. Under normal market conditions, the Fund will write equity index options and options on portfolio securities representing at least 80% of its net assets (plus any borrowings for investment purposes). The Fund may hold less than all of the stocks represented in the S&P 500 Index and in proportions that vary from the stocks’ respective weightings in the S&P 500 Index.

There can be no assurance that the Fund will achieve its investment objective. For more information on the Fund’s investment strategies, see “The Fund’s Investments” and “Risks.”

No Prior Trading History.    Because the Fund is newly organized, its common shares have no history of public trading. The shares of closed-end investment companies frequently trade at a discount from their net asset value. This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering. The Fund will apply to list its common shares on the New York Stock Exchange. (continued on the following page)

Investment in the Fund’s common shares involves certain risks. See “ Risks” beginning on page 21.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share			Total(1)
Public offering price	$	[20.00	]	—
Sales load(2)	$	[	]	—
Estimated offering expenses(3)	$	[	]	—
Proceeds to the Fund	$	[	]	—

(1)	The underwriters named in this Prospectus may purchase up to [ ] additional shares at the public offering price, less sales load, solely to cover over-allotments, if any. If this option is exercised in full, the total public offering price, sales load, estimated offering expenses and proceeds to the Fund will be $ , $ , $ and $ , respectively.
(2)	Travelers Investment Management Company, the Fund’s investment adviser (“TIMCO”), not the Fund, will pay certain additional compensation to certain qualifying underwriters for ongoing services to the Fund and TIMCO. See “Underwriting.”
(3)	Total expenses of issuance and distribution (other than underwriting discounts and commissions) are estimated to be between approximately $[ ] and $[ ]. TIMCO has agreed to pay [(i) all of the Fund’s organizational costs and (ii)] the Fund’s offering costs (other than the sales load) in excess of [$0.04] per share.

The underwriters are offering the shares subject to various conditions and expect to deliver the shares to purchasers on or about [ ], 2005.

[            ], 2005

(continued from previous page)

Investment Adviser, Sub-Adviser and Administrator.    Travelers Investment Management Company will be the Fund’s investment adviser. Analytic Investors, Inc. will be the Fund’s sub-adviser. Smith Barney Fund Management LLC will be the Fund’s administrator.

You should read this Prospectus, which contains important information about the Fund that you ought to know before deciding whether to invest, and retain it for future reference. A Statement of Additional Information, dated [            ], 2005, containing additional information about the Fund, the table of contents of which is on page [            ] of this Prospectus, has been filed with the Securities and Exchange Commission (the “SEC”) and is incorporated by reference in its entirety into this Prospectus. You may obtain a free copy of the Statement of Additional Information, and other information concerning the Fund, on the Fund’s website at [www.citigroupAM.com], by calling [            ] or by writing the Fund at the following address: [            ]. You may obtain a copy of the Statement of Additional Information and other information regarding the Fund from the SEC’s web site (http://www.sec.gov). After the Fund commences operations, its annual and semi-annual reports will be available on the Fund’s website at [www.citigroupAM.com].

The Fund’s common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency.

You should rely only on the information contained in or incorporated by reference into this Prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer of these securities in any state where the offer is not permitted. You should assume that the information provided by this Prospectus is accurate only as of the date on the front of this Prospectus. The Fund’s business, financial condition, results of operations and prospects may have changed since that date.

PROSPECTUS SUMMARY

This is only a summary. This summary does not contain all of the information that you should consider before investing in the Fund’s shares. You should review the more detailed information contained elsewhere in this Prospectus and in the Statement of Additional Information, especially the information under the heading “Risks.”

The Fund	Enhanced Equity Premium Fund Inc. (the “Fund”) is a newly organized, diversified, closed-end management investment company.

The Offering

The Fund is offering [    ] shares of common stock at $20.00 per share through a group of underwriters (the “Underwriters”) led by                 . The shares of common stock are called “Common Shares” in the rest of this Prospectus. You must purchase at least 100 Common Shares in order to participate in this offering. The Fund has given the Underwriters an option to purchase up to [    ] additional Common Shares to cover over-allotments. Travelers Investment Management Company (the “Investment Adviser” or “TIMCO”), the Fund’s investment adviser, has agreed to pay [(i) all of the Fund’s organizational costs and (ii)] offering costs of the Fund (other than sales load) that exceed [$0.04] per Common Share. The Investment Adviser, and not the Fund, will pay certain additional compensation to certain qualifying underwriters based on the net assets raised by such firms for ongoing services to the Fund and the Investment Adviser. See “Underwriting.”

Investment Objective

The investment objective of the Fund is high current income and gains. There can be no assurance that the Fund’s investment objective will be achieved. The Fund’s investment objective may be changed by the Fund’s Board of Directors without shareholder approval on [            ] notice to shareholders. See “The Fund’s Investments” and “Risks.”

Investment Strategies

The Fund expects to invest substantially all of its net assets, and will at all times invest at least 80% of its net assets (plus any borrowings for investment purposes), in a diversified portfolio of common stocks and other equity securities (the “Equity Portfolio”) that seeks to outperform the Standard & Poor’s 500 Stock Index (the “S&P 500 Index”) before Fund expenses and is designed to support the Fund’s option strategy. The Fund will utilize an option strategy of selling exchange-traded call options on the S&P 500 Index, other indices and, to a lesser extent, individual securities in the Fund’s portfolio (the “Option Strategy”). Under normal market conditions, the Fund will write equity index options and options on portfolio securities representing at least 80% of its net assets (plus any borrowings for investment purposes).

The Investment Adviser will employ a quantitative active equity strategy for the Equity Portfolio with a bottom-up selection process designed to outperform the S&P 500 Index before Fund expenses. Central to the Investment Adviser’s process is a disciplined risk management approach which uses portfolio construction methods that are neutral to sector, style and macroeconomic risk factors. The Equity Portfolio may hold less than all of the stocks represented in the S&P 500 Index and/or in proportions that vary from the stocks’ respective weightings in the Index. The Fund’s investments in foreign securities will be limited to American Depository Receipts (“ADRs”) and other U.S. dollar denominated securities of foreign issuers that are included in the S&P 500 Index.

The S&P 500 Index is an unmanaged index of 500 stocks that is market-capitalization weighted and is generally representative of the performance of larger companies in the U.S. It is not possible to invest directly in the S&P 500 Index. “Standard & Poor’s®”, “S&P®”, “Standard & Poor’s 500,” “S&P 500®” and “500” are trademarks of The McGraw-Hill Companies, Inc. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the Fund.

Option Strategy.    The Fund will employ an Option Strategy of writing (selling) exchange-traded covered call options on the S&P 500 Index, other indices on which exchange-traded options exist and, to a lesser extent, covered call options on individual securities held in the Fund’s portfolio. Under normal market conditions, the Fund will write equity index options and options on portfolio securities representing at least 80% of the Fund’s net assets (plus any borrowings for investment purposes). The Fund’s Option Strategy is designed to produce gains from option premiums and to offset a portion of any market decline in the Fund’s portfolio securities.

When the Fund writes a call option on the S&P 500 Index, for example, it receives premium income from the purchaser of the option. In exchange, the Fund provides the purchaser with the right to receive a cash payment from the Fund equal to the difference between the value of the S&P 500 Index on the expiration date of the written option and the exercise price. However, while the Fund receives premiums, it gives up any potential increase in the value of its portfolio securities (to the extent correlated with the S&P 500 Index) above the exercise price specified in the written option through the expiration date of the option.

Options on an index differ from options on individual portfolio securities because (i) the exercise of an index option requires cash payments and does not involve the actual purchase or sale of securities; (ii) the holder of an index option has the right to receive cash upon exercise of the option if the value of the index upon which the option is based is greater, in the case of a call, or less, in the case of a put, than the exercise price of the option; (iii) index options reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security; and (iv) various broad-based index options may receive special tax treatment under which 60% of the gains or losses from such options are treated as long-term capital gains or losses and 40% are treated as short-term capital gains or losses, while taxable gain or loss on options on individual securities is generally treated as short-term capital gain or loss.

In pursuing the Option Strategy, Analytic Investors, Inc., the Fund’s sub-investment adviser (“Analytic” or the “Sub-Adviser”), may cause the Fund to sell call options on “broad-based” equity indices, such as the Standard & Poor’s 500 Index, as well as market indices that include a smaller number of stocks, such as the Standard & Poor’s 100 Index, or on indices of securities of companies in a particular industry or sector, including (but not limited to) technology, pharmaceuticals and consumer products, some of which may be deemed to be “narrow-based” indices as that term is used in the Internal Revenue Code of 1986, as amended (the “Code”). An equity index assigns relative values to the securities included in the index (which change periodically), and the index fluctuates with changes in the market values of these securities. The Sub-Adviser will actively manage the Fund’s index options positions using quantitative and statistical analysis that focuses on relative value and risk/return. In determining which equity index options to utilize, the Sub-Adviser will consider market factors, such as current market levels and volatility, and options-specific factors, such as premium/cost, strike price and time to expiration. The Sub-Adviser will attempt to create a portfolio of equity index call options that is diversified across multiple strike prices and expiration dates.

The Fund does not intend to write call options where the underlying value of the indices and securities exceeds the net asset value of the Equity Portfolio. The Fund will “cover” its written equity index call positions by segregating liquid assets in an amount equal to the contract value of the index and/or by entering into offsetting positions (e.g., by holding a call option on the same index as the call option is written where the strike price of the call held is equal to or less than the strike price of the call written).

The Fund may write covered call options on individual securities. When writing a covered call option on an individual security, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price and retains the risk of loss should the price of the security decline. These written options will be “covered” because the Fund will hold the underlying security in its portfolio throughout the term of the option.

Listed option contracts are originated and standardized by an independent entity called the Options Clearing Corporation (the “OCC”). The Fund will write (sell) call options that are generally issued, guaranteed and cleared by the OCC. Listed call options are currently traded on the American Stock Exchange, Chicago Board

Options Exchange, International Securities Exchange, New York Stock Exchange, Pacific Stock Exchange, Philadelphia Stock Exchange and various other U.S. options exchanges.

Derivative Strategies. In addition to the Fund’s Option Strategy, the Investment Adviser may use futures contracts to manage cash flows or obtain market exposure with reduced investment costs.

Fully Invested in Portfolio Securities.    The Investment Adviser intends to keep the Fund fully invested in equity securities in accordance with its investment objective and policies under all types of market conditions. As a result, the Fund will not, as a strategy, take temporary defensive positions in money market instruments or cash to protect against potential declines in the equity markets. The Fund may hold cash and cash equivalents in order to pay dividends or other expenses.

Use of Leverage

Although it has no current intention to do so, the Fund reserves the flexibility to issue preferred shares or debt securities or engage in borrowings to add leverage to its portfolio. The Fund may also enter into derivative transactions that may in some circumstances give rise to a form of financial leverage. Any leverage used by the Fund would be limited to 33 1/3% of the Fund’s total assets (including the proceeds of the leverage). See “Use of Leverage.” To the extent that the Fund uses leverage, it would seek to obtain a higher return for stockholders than if the Fund did not use leverage. Leveraging is a speculative technique and there are special risks involved.

Distributions

Commencing with the Fund’s first distribution, the Fund intends to make regular monthly distributions to holders of its Common Shares at a fixed rate per common share [of approximately [TBD]% of the net asset value or market price of its Common Shares or a minimum fixed dollar amount] (the “Distribution Policy”). The Board of Directors may adjust this rate from time to time. Because the price at which the Fund’s shares trade may not always fully reflect appreciation in its net asset value, the Investment Adviser intends to recommend to the Board of Directors an annual distribution policy that will maximize the distributions made by the Fund in an effort to return a significant portion of that appreciation to Fund shareholders. Of course, there can be no assurance that the Fund’s net asset value will increase. Distributions will be automatically reinvested in additional Common Shares under the Fund’s Dividend Reinvestment Plan unless a stockholder elects to receive cash.

The Fund’s monthly distributions will be made from the Fund’s net capital gains, including gains from net index option premiums and from the sale of portfolio securities in the Equity Portfolio, and dividends received by the Fund from securities held in the Equity Portfolio. The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time because of the varied nature of the Fund’s investments. Pursuant to the current requirements of the Investment Company Act of 1940, as amended (the “1940 Act”) and other applicable laws, a notice will accompany each monthly distribution with respect to the estimated source (as between net income, gains and capital) of the distribution made. (The Fund will indicate the proportion of its distributions that constitutes ordinary income and net capital gain annually.) The ultimate tax characterization of the Fund’s distributions made in a calendar or fiscal year cannot finally be determined until after the end of the fiscal year. As a result, there is a possibility that the Fund may make total distributions during a calendar or fiscal year in an amount that exceeds the Fund’s net investment income and net realized capital gains for the relevant fiscal year. For example, the Fund may distribute amounts early in the calendar or fiscal year that derive from short-term capital gains, but incur net capital losses later in the year, thereby offsetting short-term capital gains out of which distributions have already been made by the Fund. In such a situation, the amount by which the Fund’s total distributions exceed net investment income and net realized capital gains would generally be treated as a tax-free return of capital up to the amount of your tax basis in your shares, with any amounts exceeding such basis treated as gain from the sale of shares. The Board of Directors may terminate the Distribution Policy at any time, including when certain events would make part of the return of capital taxable to stockholders. Any such termination could have an adverse effect on the market price for the Fund’s shares. See “Risks — Market Price Discount from Net Asset Value.”

During periods in which the Option Strategy does not generate sufficient option premiums or results in net losses, a substantial portion of the Fund’s distributions may be comprised of capital gains from the sale of equity securities held in the Equity Portfolio, which would involve transaction costs borne by the Fund and may also result in realization of taxable short-term capital gains which will be taxed at ordinary income tax rates (particularly during the initial year of the Fund’s operations when all of the Fund’s portfolio securities will have been held for less than one year). See “Taxes.”

The Fund’s initial distribution to stockholders is expected to be declared approximately 45 days, and paid approximately 60 to 90 days, from the completion of this offering, depending on market conditions. See “Distributions” and “Dividend Reinvestment Plan.”

Investment Adviser and Sub-Adviser

Travelers Investment Management Company will be the Fund’s Investment Adviser. The Investment Adviser specializes in managing accounts for financial institutions, pensions and mutual funds and, as of December 31, 2004, managed approximately $6 billion in quantitative equity strategies. The Investment Adviser is an affiliate of Citigroup Inc. (“Citigroup”). Citigroup businesses provide a broad range of financial services —asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading — and use diverse channels to make them available to consumer and corporate customers around the world.

Analytic Investors, Inc. (“Analytic” or the “Sub-Adviser”) will be the Fund’s sub-adviser. Analytic, which is located at                     , will be responsible for formulating and implementing the Fund’s Options Strategy. Analytic was founded in 1970 as one of the first independent investment counsel firms specializing in the creation and continuous management of optioned equity and optioned debt portfolios for fiduciaries and other long-term investors. Analytic serves mutual funds, pensions and profit-sharing plans, endowments, foundations, corporate investment portfolios, mutual savings banks and insurance companies. Analytic had approximately $[6.5] billion in assets under management as of December 31, 2004. Analytic is wholly owned by Old Mutual (US) Holdings Inc. Old Mutual (US) Holdings Inc. is a subsidiary of Old Mutual plc, a London-based financial services group. Old Mutual plc is among the top 100 global financial services firms, based on assets under management.

The Investment Adviser will receive an annual fee, payable monthly, at the rate of [    ]% of the Fund’s average daily total managed assets. Total managed assets means the total assets of the Fund (including assets attributable to any borrowings that may be outstanding) minus accrued liabilities (other than liabilities representing borrowings).

The Investment Adviser will pay a portion of its investment advisory fee to the Sub-Adviser. See “Management of the Fund.”

The Investment Adviser has agreed to pay [(i) all of the Fund’s organizational costs and (ii)] offering costs of the Fund (other than sales load) that exceed $0.04 per Common Share. The Fund will pay all of its offering costs up to and including $0.04 per Common Share. The Investment Adviser has also agreed to pay certain additional compensation to certain qualifying underwriters based on the net assets raised by such firms for ongoing services to the Fund and the Investment Adviser. See “Underwriting.”

Administrator

Smith Barney Fund Management LLC (“SBFM” or the “Administrator”), an affiliate of Citigroup, will serve as the Fund’s administrator. SBFM will receive an annual fee, payable monthly, at the rate of [    ]% of the Fund’s average daily total managed assets. See “Management of the Fund.”

Listing and Symbol	The Fund will apply to list its Common Shares on the New York Stock Exchange (the “Exchange”). The expected trading or “ticker” symbol of the Fund is “[ ].” See “Description of Shares—Common Shares.”

Custodian and Transfer Agent	[CUSTODIAN] will serve as custodian of the Fund’s assets. [TRANSFER AGENT] will serve as the Fund’s transfer agent. See “Custodian and Transfer Agent.”

Special Risk Considerations	No History of Operations. The Fund is a newly organized, diversified, closed-end management investment company with no history of operations.

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Equity Securities Risk.    Under all market conditions, the Fund will invest substantially all of its net assets in a portfolio of common stocks and other equity securities that seeks to outperform the S&P 500 Index before Fund expenses and is designed to support the Option Strategy. Although common stocks historically have generated higher average returns than fixed income securities, common stocks also have experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the prices of common stocks held by the Fund or to which the Fund has exposure. Common stocks generally represent an ownership interest in an issuer, without preference over any other class of securities, including such issuer’s debt securities, preferred stock and other senior equity securities.

Option Risk.    By writing index call options, the Fund gives up any potential increase in the value of its portfolio securities (to the extent correlated with the relevant index) above the exercise price of the option while retaining the risk of loss should the values of the securities decline. Because the exercise of index options is settled in cash, sellers of index call options, such as the Fund, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. The Fund intends to mitigate the risks of its written index call positions by holding a diversified portfolio of stocks that is designed to outperform the S&P 500 Index before Fund expenses. However, the Equity Portfolio will hold less than all the stocks represented in the S&P 500 Index and in proportions that vary from the stocks’ respective weightings in the S&P 500 Index. In addition, the Fund may not own the stocks included in the other indices used in the Option Strategy. As a result, the Fund bears a risk that the value of the securities held by the Fund will not correlate closely with changes in the value of the indices used in the Option Strategy. To the extent that there is a lack of correlation, movements in the indices underlying the options positions may result in losses to the Fund, which may more than offset any gains received by the Fund from options premiums. In these and other circumstances, the Fund may be required to sell portfolio securities to satisfy its obligations as the writer of an index call option when it would not otherwise choose to do so, or may choose to sell portfolio securities to realize gains to supplement Fund distributions. Such sales would involve transaction costs borne by the Fund and may also result in realization of taxable capital gains, including short-term capital gains taxed at ordinary income tax rates.

The value of index options written by the Fund, which will be priced daily, will be affected by changes in the value of the underlying common stocks comprising the index, changes in the dividend rates of the underlying common stocks comprising the index, changes in the actual or perceived volatility of the stock market, higher or lower than anticipated volatility in the stock market, changes in short-term interest rates and the remaining time to the options’ expiration. The value of the index options also may be adversely affected if the market for the index options becomes less liquid or smaller.

The value of an index option generally depends upon movements in the level of the index rather than the price of a particular stock. Whether the Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms. If the Fund were unable to close out a covered call option that it had written on a portfolio security, it would not be able to sell the underlying security unless the option expired without exercise.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that will not be reflected in the options markets on the same day. Additionally, the exercise price of an option may be adjusted downward before the option’s expiration as a result of the occurrence of certain corporate events affecting the underlying equity security, such as extraordinary dividends, stock splits, mergers or other extraordinary distributions or events.

The Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which the options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Sub-Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose other sanctions.

For a more complete discussion of risks associated with the Fund’s options activities, see “Risks — Option Risk.”

Dividend Income Risk.    The distributions paid by the Fund will be derived from the dividends it receives on its portfolio securities as well as on gains it receives from writing options and selling portfolio securities, each of which can vary widely over the short or long term. A portion of the distributions from net investment income paid by the Fund to the holders of its Common Shares (the “Common Stockholders”) may be derived from dividends it receives from the common stocks held in the Fund’s portfolio. Dividends on common stocks are not fixed but are declared at the discretion of an issuer’s board of directors. There is no guarantee that the issuers of common stocks in which the Fund invests will declare dividends in the future or that, if declared, they will remain at current levels or increase over time.

Issuer Risk.    The value of securities issued by corporations may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage or reduced demand for the issuer’s goods and services.

Derivatives Risk.    The Fund may utilize a variety of derivative instruments for investment or risk management purposes, such as options and futures contracts. Derivatives are subject to a number of risks described elsewhere in this Prospectus, such as liquidity risk, leverage risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with an underlying asset, interest rate or index. Suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. If the Fund invests in certain derivative instruments, it could lose more than the principal amount invested. The use of derivatives also may increase the amount of taxes payable by Common Stockholders. In addition, the Fund will be subject to risk with respect to the counterparties to the derivative contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in these circumstances. See “Risks — Derivatives Risk” and “The Fund’s Investments — Investment Strategies — Derivatives.”

Leverage Risk.    Although it has no current intention to do so, the Fund reserves the flexibility to issue preferred shares or debt securities or to engage in borrowings to add leverage to its portfolio. The Fund may also enter into derivative transactions that may in some circumstances give rise to a form of financial leverage. However, the Fund ordinarily will cover its positions in these derivative transactions so that there is no resulting leverage. Any leverage used by the Fund would be limited to 33 1/3% of the Fund’s total assets (including the proceeds of the leverage). If the Fund uses leverage, changes in the Fund’s net asset value per Common Share will be larger than if the Fund were not leveraged. During periods in which the Fund is using certain forms of leverage, the fees paid to the Investment Adviser and the Sub-Adviser will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund’s average daily total managed assets, including borrowings that may be outstanding. Thus, the Investment Adviser and the Sub-Adviser have a financial incentive for the Fund to utilize certain forms of leverage, which may result in a conflict of interest between the Investment Adviser and the Sub-Adviser, on the one hand, and the Common Stockholders, on the other hand. See “Risks — Leverage Risk.”

Market Price Discount from Net Asset Value.    Shares of closed-end investment companies frequently trade at a discount from their net asset value. This characteristic is separate and distinct from the risk that net asset value could decrease as a result of investment activities and may be a greater risk to investors expecting to sell their shares in a relatively short period following completion of this offering. The Fund cannot predict whether Common Shares will trade at, above or below net asset value. The Common Shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for trading purposes. See “Risks — Market Price Discount from Net Asset Value.”

Tax Risk.    The tax consequences of the Fund’s buying and selling of options are complex, and subject to special rules that may, among other things, accelerate the Fund’s recognition of taxable gain, defer the Fund’s recognition of taxable losses, and limit the holding period of the Fund in its options.

Certain options of the Fund will be subject to mark-to-market treatment, and gains and losses will be recognized based on the fair market value of the options at the end of the Fund’s taxable year (or, if disposed of, upon disposition). Under this system, 60% of the gains or losses from such options will be treated as long-term capital gains or losses and 40% will be treated as short-term capital gains or losses. Such short-term gains will be subject to ordinary income tax rates to the extent not offset by short-term capital losses. Taxable gain and loss on other options written by the Fund (including most options written on individual portfolio securities) generally will be recognized upon exercise, lapse or other disposition of the option and generally will be treated by the Fund as short-term capital gain or loss. Some of the options and other devices employed by the Fund reduce risk to the Fund by substantially diminishing its risk of loss in offsetting positions in substantially similar or related property, thereby giving rise to “straddles” under the federal income tax rules. The straddle rules require the Fund to defer certain losses on positions within a straddle, and terminate or suspend the holding period for certain securities in which the Fund does not yet have a long-term holding period or has not yet satisfied the holding period required for qualified dividend income, or the “dividends-received deduction.” Thus, the Fund cannot assure you as to any level of regular monthly distributions from net investment income (income other than net long-term capital gain) that will be treated as ordinary income or qualified dividend income or any level of monthly distributions that will be treated as long-term capital gains distributions. In addition, certain of the Fund’s option-related activities may affect the character, timing and recognition of income and could cause the Fund to liquidate other investments in order to satisfy its distribution requirements. See “Taxes.”

There can be no assurance as to the percentage (if any) of the Fund’s distributions that will be eligible to qualify (i) for taxation to individual Common Stockholders as “qualified dividend income,” and thus be eligible for taxation at favorable rates applicable to long-term capital gains, or (ii) for the “dividends-received deduction” for corporate Common Stockholders. The portion of the Fund’s net investment income that will be taxed to Common Stockholders at ordinary income tax rates is unknown at this time and cannot be predicted with any certainty. In addition, the tax treatment of Fund distributions of income generated by the Equity Portfolio may be adversely affected as a result of the “sunset” provisions that will eliminate the favorable tax treatment for “qualified dividend income” unless Congress acts to eliminate the “sunset” provisions, and may be adversely affected by future changes in tax laws and regulations. See “Taxes.”

The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time because of the varied nature of the Fund’s investments. The ultimate tax characterization of the Fund’s distributions made in a fiscal year cannot finally be determined until after the end of that fiscal year. As a result, there is a possibility that the Fund may make total distributions during a fiscal year in an amount that exceeds the Fund’s net investment income and net realized capital gains for that year, in which case the excess would generally be treated as a tax-free return of capital up to the amount of the stockholder’s tax basis in the applicable Common Shares, with any amounts exceeding such basis treated as gain from the sale of the shares. See “Taxes.”

Inflation or Deflation Risk.    Inflation risk is the risk that the value of assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of the Fund’s portfolio could decline. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Management Risk.    The Fund is subject to management risk. The Investment Adviser, the Sub-Adviser and the individual portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. Management risk is particularly significant for the Fund because the successful implementation of the Option Strategy requires effective communication between the Investment Adviser and the Sub-Adviser. The Option Strategy involves sophisticated techniques to be utilized by the Sub-Adviser and there can be no assurance that the strategies will work. In addition, because the Investment Adviser intends for the Fund to remain substantially fully invested in equity securities under all types of market conditions, the Fund’s performance may suffer in comparison to other funds that are permitted to take defensive positions in money market instruments during periods of market declines.

Medium and Smaller Company Risk.    The Fund may invest significantly in companies with medium-sized market capitalizations (such as those included in the S&P 500 Index) and also reserves the flexibility to invest in companies with small market capitalizations. The general risks associated with the types of securities in which the Fund invests are particularly pronounced for securities issued by companies with medium and smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. As a result, they may be subject to greater levels of credit, market and issuer risk. Securities of medium and smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities.

Market Disruption and Geopolitical Risk.    The aftermath of the war with Iraq and continuing terrorist attacks around the world may have a substantial impact on the U.S. and world economies and securities markets. The nature, scope and duration of the military action in Iraq cannot be predicted with any certainty. The war, terrorism and related geopolitical risks have led, and may in the future lead to, increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Those events could also have an acute effect on individual issuers or related groups of issuers. These risks could also adversely affect individual issuers and securities markets, interest rates, secondary trading, credit risk, inflation and other factors relating to the Common Shares.

Anti-Takeover Provisions.    The Fund’s Articles of Incorporation (the “Articles”) and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. These provisions could have the effect of depriving the Common Stockholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares. See “Certain Provisions in the Articles of Incorporation and Bylaws.”

SUMMARY OF FUND EXPENSES

The purpose of the following table is to help you understand the fees and expenses that you, as a Common Stockholder, would bear directly or indirectly. The table shows Fund expenses as a percentage of net assets attributable to Common Shares.

Shareholder Transaction Expenses
Sales Load (as a percentage of offering price)	[ ]
Offering Expenses Borne by the Fund	[ ]	(1)
Dividend Reinvestment Plan Fees	None	(2)

Percentage of Net Assets Attributable to Common Shares
Annual Expenses
Management Fees	[ ]	%
Interest Payments on Borrowed Funds	None
Other Expenses	[ ]

Total Annual Expenses	[ ]	%

(1)	The Investment Adviser has agreed to pay offering costs (other than sales load) that exceed $0.04 per Common Share.
(2)	You will pay brokerage charges if you direct the Plan Agent to sell your Common Shares held in a dividend reinvestment account. See “Dividend Reinvestment Plan.”

The annual “Other Expenses” shown in the table above are based upon estimated amounts for the current fiscal year and assume that the Fund issues approximately [        ] Common Shares.

The following example illustrates the expenses (including the sales load of $[        ]) that you would pay on a $1,000 investment in Common Shares, assuming (1) “Total Annual Expenses” of [        ]% of net assets attributable to Common Shares and (2) a 5% annual return:(1)

1 Year	3 Years	5 Years	10 Years
$[ ]	$[ ]	$[ ]	$[ ]

(1)	The example above should not be considered a representation of future expenses. Actual expenses may be higher or lower than those shown. The example assumes all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

THE FUND

The Fund is a newly organized, diversified, closed-end management investment company registered under the 1940 Act. The Fund was incorporated as a Maryland corporation on March 7, 2005, pursuant to the Articles. As a newly organized entity, the Fund has no operating history. The Fund’s principal office is located at 125 Broad Street, New York, New York 10004, and its telephone number is XXX XXX-XXXX.

USE OF PROCEEDS

The net proceeds of the offering of Common Shares will be approximately $[    ] ($[    ] if the Underwriters exercise the over-allotment option in full) after payment of the estimated offering costs. The Fund will pay all of its offering costs up to $0.04 per Common Share and the Investment Adviser has agreed to pay [(i) all of the Fund’s organizational costs and (ii)] offering costs of the Fund (other than sales load) that exceed $0.04 per Common Share. The Fund will invest the net proceeds of the offering in accordance with the Fund’s investment objective and policies as stated below. It is presently anticipated that the Fund will be able to invest substantially all of the net proceeds in equity securities that meet the Fund’s investment objective and policies and the Sub-Adviser will be able to implement the Option Strategy within approximately one to two weeks after the completion of the offering. Pending such investment, it is anticipated that the proceeds will be invested in U.S. government securities, high quality, short-term money market instruments or derivative instruments designed to replicate the equity market.

THE FUND’S INVESTMENTS

Investment Objective

The Fund’s investment objective is high current income and gains. There can be no assurance that the Fund will achieve its investment objective. The Fund’s investment objective may be changed by the Fund’s Board of Directors without shareholder approval on [                    ] notice to shareholders.

Investment Strategies

The Fund’s portfolio will be comprised principally of the following investments. A more detailed description of the Fund’s investment policies and restrictions and more detailed information about the Fund’s portfolio investments are contained in the Statement of Additional Information.

The Fund expects to invest substantially all of its net assets, and will at all times invest at least 80% of its net assets (plus any borrowings for investment purposes), in a diversified portfolio of common stocks and other equity securities (the “Equity Portfolio”) that seeks to outperform the Standard & Poor’s 500 Stock Index (the “S&P 500 Index”) before Fund expenses and is designed to support the Fund’s option strategy. The Fund will utilize an option strategy of selling exchange-traded call options on the S&P 500 Index, other indices and, to a lesser extent, individual securities in the Fund’s portfolio (the “Option Strategy”). Under normal market conditions, the Fund will write equity index options and options on portfolio securities representing at least 80% of its net assets (plus any borrowings for investment purposes).

The Investment Adviser will employ a quantitative active equity strategy for the Equity Portfolio with a bottom-up selection process designed to outperform the S&P 500 Index before Fund expenses. Central to the Investment Adviser’s process is a disciplined risk management approach which uses portfolio construction methods that are neutral to sector, style and macroeconomic risk factors. The Equity Portfolio may hold less than all of the stocks represented in the S&P 500 Index and/or in proportions that vary from the stocks’ respective weightings in the Index. The Fund’s investments in foreign securities will be limited to American Depository Receipts (“ADRs”) and other U.S. dollar denominated securities of foreign issuers that are included in the S&P 500 Index.

The S&P 500 Index is an unmanaged index of 500 stocks that is market-capitalization weighted and is generally representative of the performance of larger companies in the U.S. It is not possible to invest in the S&P 500 Index. “Standard & Poor’s®”, “S&P®”, “Standard & Poor’s 500,” “S&P 500®” and “500” are trademarks of The McGraw-Hill Companies, Inc. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the Fund.

Option Strategy.    The Fund will employ an Option Strategy of writing (selling) exchange-traded covered call options on the S&P 500 Index, other indices on which exchange-traded options exist and, to a lesser extent, covered call options on individual securities held in the Fund’s portfolio. Under normal market conditions, the Fund will write equity index options and options on portfolio securities representing at least 80% of the Fund’s net assets (plus any borrowings for investment purposes). The Fund’s Option Strategy is designed to produce gains from option premiums and to offset a portion of any market decline in the Fund’s portfolio securities.

When the Fund writes a call option on the S&P 500 Index, for example, it receives premium income from the purchaser of the option. In exchange, the Fund provides the purchaser with the right to receive a cash payment from the Fund equal to the difference between the value of the S&P 500 Index on the expiration date of the written option and the exercise price. However, while the Fund receives premiums, it gives up any potential increase in the value of its portfolio securities (to the extent correlated with the S&P 500 Index) above the exercise price specified in the written option through the expiration date of the option.

Call options are generally categorized as American-style options or European-style options. The Sub-Adviser intends to use both types of options in the Option Strategy without preference. American-style options may be exercised at any time between the date of purchase and the expiration date. European-style options may be exercised only during a specified period of time just prior to the expiration date. Options on an index differ from options on individual portfolio securities because (i) the exercise of an index option requires cash payments and does not involve the actual purchase or sale of securities; (ii) the holder of an index option has the right to receive cash upon exercise of the option if the value of the index upon which the option is based is greater, in the case of a call, or less, in the case of a put, than the exercise price of the option; (iii) index options reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security, and (iv) various broad-based index options may receive special tax treatment under which 60% of the gains or losses from such options are treated as long-term capital gains or losses and 40% are treated as short-term capital gains or losses, while taxable gain or loss on options on individual portfolio securities is generally treated as short-term capital gain or loss.

In pursuing the Index Option Strategy, Analytic Investors, Inc., the Fund’s sub-investment adviser (the “Sub-Adviser” or “Analytic”), may cause the Fund to sell call options on “broad-based” equity indices, such as the Standard & Poor’s 500 Index, as well as on market indices that include a smaller number of stocks, or on indices of securities of companies in a particular industry or sector, including (but not limited to) technology, pharmaceuticals and consumer products, some of which may be deemed to be “narrow-based” indices as this term is used in the Internal Revenue Code of 1986, as amended (the “Code”). An equity index assigns relative values to the securities included in the index (which change periodically), and the index fluctuates with changes in the market values of these securities. The Sub-Adviser will actively manage the Fund’s index options positions using quantitative and statistical analysis that focuses on relative value and risk/return. In determining which equity index options to utilize, the Sub-Adviser will consider market factors, such as current market levels and volatility, and options-specific factors, such as premium/cost, strike price and time to expiration. The Sub-Adviser will attempt to create a portfolio of equity index call options that is diversified across multiple strike prices and expiration dates.

The Fund does not intend to write call options where the underlying value of the indices and securities exceeds the net asset value of the Equity Portfolio. The Fund will “cover” its written equity index call positions by segregating liquid assets in an amount equal to the contract value of the index and/or by entering into offsetting positions (e.g., by holding a call option on the same index as the call written where the strike price of the call held is equal to or less than the strike price of the call written).

As the seller of an index call option, the Fund receives cash (the premium) from the purchaser. The purchaser of the index call option has the right to any appreciation in the value of the index over a fixed price (the exercise price) on a certain date in the future (the expiration date). The Fund, in effect, sells the potential appreciation in the value of the index in exchange for the premium. If, at expiration, the purchaser exercises the index call option sold by the Fund, the Fund will pay the purchaser the difference between the cash value of the index and the exercise price of the index option. The premium, the exercise price and the market value of the index determine the gain or loss realized by the Fund as the seller of the index call option.

The Fund intends to write (sell) index call options that are “at-the-money” or “out-of-the-money,” but may also write ones that are “in-the-money.” At-the-money index call options are options with a strike price equal to the market value of the underlying equity index. In-the-money index call options are call options with a strike price below the current market value of the underlying equity index. The Fund may write (sell) at-the-money and in-the-money index call options to earn premium income as a defensive measure to protect against a possible decline in or volatility in the underlying equity index. Out-of-the-money index call options are options with a strike price above the current value of the underlying equity index. Out-of-the-money index options will generate premium income to the Fund as well as provide for potential appreciation to the extent of the difference between the strike price and the value of the index. Generally, the Fund does not intend to write (sell) index call options with exercise prices well below the market value of the underlying index (“deep-in-the-money”) or with exercise prices well above the market value of the underlying index (“deep-out-of-the-money”).

If the Fund writes index call options, and the market value of that index increases, call options that were at- or out-of-the-money when written may become in-the-money, thereby increasing the likelihood that the options could be exercised and the Fund required to pay the purchaser the difference between the cash value of the index and the exercise price of the index option. [While this may be desirable in some instances, the Sub-Adviser intends to minimize undesirable option exercises by repurchasing these call options prior to expiration.]

The Fund may terminate its index option positions prior to their respective expiration dates. In the case of index call options, the cost of repurchasing an option will determine the gain or loss realized by the Fund, and in the case of index put options, the proceeds from the sale will determine the gain or loss realized by the Fund.

Listed contracts are originated and standardized by an independent entity called the Options Clearing Corporation (the “OCC”). The Fund will write (sell) call options that are generally issued, guaranteed and cleared by the OCC. Listed call options are currently traded on the American Stock Exchange, Chicago Board Options Exchange, International Securities Exchange, New York Stock Exchange, Pacific Stock Exchange, Philadelphia Stock Exchange and various other U.S. options exchanges.

For a complete discussion of index option risks see “Risks — Option Risk.”

Purchased Put Options.    The Fund may purchase index put options.

As the purchaser of an index put option, the Fund, in exchange for a premium, has the right to receive a cash payment from the seller of the option in the event the value of the index is below the exercise price of the index put option upon its expiration. The Fund may purchase index put options to protect the Fund from a significant market decline over a short period of time. The Fund would ordinarily realize a gain if (i) at the end of the index option period, the value of the index decreased below the exercise price of the index put option sufficiently to more than cover the premium and transaction costs or (ii) the Fund sells the index put option prior to its expiration at a price that is higher than its cost. See “Risks — Put Option Risk.”

Purchasing Put Options on Securities.    The Fund may also purchase put options on individual portfolio securities. As the holder of a put option, the Fund has the right to sell the underlying security at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire.

The Fund may purchase a put option on an underlying security (a “protective put”) owned by the Fund as a hedging technique in order to protect against a potential decline in the value of the security. Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security’s market price. The premium paid for the put option and any transaction costs may reduce any capital gain otherwise available for distribution when the security is eventually sold.

The Fund may also purchase put options at a time when the Fund does not own the underlying security. By purchasing put options on a security it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security. If the put option is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment, equal to the premium paid for the put option, in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction. See “Risks  — Put Option Risk.”

Writing of Put and Call Options on Securities.    The Sub-Adviser may pursue option strategies that include the sale (writing) of both put options and call options on equity securities in the Fund’s portfolio as well as the simultaneous purchase and sale of calls and puts, called spreads. These strategies may produce a considerably higher return than the Fund’s Option Strategy, but involve a higher degree of risk and potential volatility.

Derivative Securities.    In addition to the Fund’s Option Strategy, the Investment Adviser may use futures contracts to manage cash flows or obtain market exposure with reduced investment costs. See “Risks —Derivative Risk.” The Fund may also enter into derivative transactions that may in some circumstances give rise to a form of financial leverage. Any leverage used by the Fund would be limited to 33 1/3% of the Fund’s total assets (including the proceeds of the leverage.) See “Leverage and Borrowings.” To the extent that the Fund uses leverage, it would seek to obtain a higher return for shareholders than if the Fund did not use leverage. Leveraging is a speculative technique and there are special risks involved.

Illiquid Securities.    The Fund will not invest more than 5% of its net assets in illiquid securities (i.e., securities that are not readily marketable). For purposes of this restriction, illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), but that are deemed to be illiquid, and repurchase agreements with maturities in excess of seven days. The Board of Directors or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 5% limitation. The Board of Directors has delegated to the Investment Adviser the day-to-day determination of the liquidity of any security held by the Fund, although it has retained oversight and ultimate responsibility for such determinations. The Board of Directors has directed the Investment Adviser to look for the following factors: (i) the trading volume of the securities; (ii) the frequency of trades and quotes for the securities; (iii) the number of dealers willing to purchase or sell the securities and the number of other potential purchasers; (iv) dealer undertakings to make a market in the securities; (v) the trading markets for the securities; and (vi) the nature of the securities and the nature of marketplace trades (including the time needed to dispose of the securities, methods of soliciting offers and mechanics of transfer).

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith by the Board of Directors or its delegate. See “Net Asset Value.”

Repurchase Agreements.    The Fund may enter into repurchase agreements. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund’s cost plus interest). The Fund enters into repurchase agreements only upon receipt of fully adequate collateral and only with commercial banks (whether U.S. or foreign) and registered broker-dealers. Repurchase agreements may also be viewed as loans made by the Fund which are collateralized primarily by the securities subject to repurchase. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral securities. Pursuant to policies established by the Board of Directors, the Investment Adviser monitors the creditworthiness of all issuers with which the Fund enters into repurchase agreements.

Pursuant to an exemptive order issued by the Securities and Exchange Commission (the “SEC”), the Fund, along with other affiliated entities managed by the Investment Adviser and its affiliates, may transfer uninvested cash balances into one or more joint repurchase accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities that are collateral for repurchase agreements are financial assets subject to the Fund’s entitlement orders through its securities account at a custodian bank until the agreements mature.

Foreign (Non-U.S.) Investments.    The Fund will limit its investments in foreign securities to American Depository Receipts (“ADRs”) and other U.S. dollar denominated securities of foreign issuers that are included in the S&P 500 Index. ADRs are U.S. dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer, and are publicly traded on exchanges or over-the-counter in the United States.

Other Investment Companies.    The Fund may invest up to 10% of its assets in securities of open- or closed-end investment companies and in pooled investment vehicles (other than investment companies) that invest primarily in securities of the types in which the Fund may invest directly. The Fund generally expects that it may invest in other investment companies and/or pooled investment vehicles either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its Common Shares, or during periods when there is a shortage of attractive securities of the types in which the Fund may invest directly available in the market. As an investor in an investment company, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s advisory and administrative fees with respect to assets so invested. Common Stockholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. The Investment Adviser will take expenses into account when evaluating the investment merits of an investment in the investment company relative to available securities of the types in which the Fund may invest directly. In addition, the securities of other investment companies may be leveraged and therefore will be subject to the same leverage risks described herein.

Cash Positions.    The Fund may hold assets in cash or money market instruments solely in order to pay dividends or other expenses. The Fund will not, as a strategy, take temporary defensive positions in cash or money market instruments to protect against potential declines in the equity markets.

Money market instruments in which the Fund may invest will generally consist of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, repurchase agreements collateralized by such obligations, commercial paper and shares of money market funds. To the extent the Fund purchases shares of a money market fund, the Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such fund.

U.S. Government Obligations.    Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include bills, notes and bonds. Obligations of certain agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others, though issued by an instrumentality chartered by the U.S. Government, are supported only by the credit of the instrumentality. The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so.

Securities Lending.    The Fund may lend its portfolio securities (principally to broker-dealers) where such loans are callable at any time and are continuously secured by segregated collateral equal to no less than the market value, determined daily, of the loaned securities. The Fund would continue to receive the income on the loaned securities and would at the same time earn interest on the collateral or on the investment of any cash collateral. The Fund presently intends to invest such cash collateral in money market instruments listed above in “— Cash Positions.” The Fund will not lend portfolio securities representing more than one-third of its total assets.

Lending securities involves a risk of loss to the Fund if and to the extent that the market value of the securities loaned increases and the collateral is not increased accordingly.

Portfolio Turnover.    The Fund may engage in portfolio trading when the Investment Adviser considers it to be appropriate, but the Fund will not use short-term trading as the primary means of achieving its investment objective. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed [120]% under normal circumstances, although the Fund’s turnover rate will be increased as a consequence of its Option Strategy. However, there are no limits on the rate of portfolio turnover, and investments may be sold without regard to the length of time held when, in the opinion of the Investment Adviser, investment considerations warrant such action. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund that, when distributed to shareholders, will be taxable as ordinary income. See “Taxes.”

Fundamental Investment Policies

The Fund has adopted certain fundamental investment policies designed to limit investment risk and maintain portfolio diversification. These fundamental investment policies may not be changed without the approval of the holders of a majority of the outstanding Common Shares as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). For this purpose, a “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares outstanding are present or represented by proxy, or (ii) more than 50% of the shares outstanding, whichever of (i) or (ii) is less. See “Investment Objectives” and “Investment Policies and Techniques” in the Statement of Additional Information for a complete list of the fundamental investment policies of the Fund.

Portfolio Holdings.

The Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities are described in the Statement of Additional Information.

USE OF LEVERAGE

Although it has no current intention to do so, the Fund reserves the flexibility to issue preferred shares or debt securities or engage in borrowings to add leverage to its portfolio. The Fund may also enter into derivative transactions that may in some circumstances produce effects similar to leverage. However, the Fund ordinarily will cover its positions in these transactions so that there is no resulting leverage. Any leverage used by the Fund would be limited to 33 1/3% of the Fund’s total assets (including the proceeds of the leverage). To the extent that the Fund uses leverage, it would seek to obtain a higher return for shareholders than if the Fund did not use leverage. Leveraging is a speculative technique and there are special risks involved, including the risk of increased volatility of the Fund’s investment portfolio and potentially larger losses than if the strategies were not used.

If there is a net decrease (or increase) in the value of the Fund’s investment portfolio, any leverage will decrease (or increase) the net asset value per Common Share to a greater extent than if the Fund were not leveraged. During periods in which the Fund is using certain forms of leverage, the fees paid to the Investment Adviser and the Sub-Adviser will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund’s average daily total managed assets, including borrowings that may be outstanding. Thus, the Investment Adviser and the Sub-Adviser have a financial incentive for the Fund to utilize certain forms of leverage, which may result in a conflict of interest between the Investment Adviser and the Sub-Adviser, on the one hand, and the Common Stockholders, on the other hand. Fees and expenses paid by the Fund are borne entirely by the Common Stockholders. These include costs associated with any borrowings or other forms of leverage utilized by the Fund.

Under the 1940 Act, the Fund generally is not permitted to have outstanding senior securities representing indebtedness (“borrowings”) (including through the use of reverse repurchase agreements, futures contracts, loans of portfolio securities and other derivatives, as well as when-issued, delayed delivery or forward commitment transactions, to the extent that these instruments constitute senior securities) unless immediately after the financing giving rise to the borrowing, the value of the Fund’s total assets less liabilities (other than such borrowings) is at least 300% of the principal amount of such borrowing (i.e., the principal amount may not exceed 33 1/3% of the Fund’s total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on Common Shares unless, at the time of such declaration, the value of the Fund’s total assets, less liabilities other than borrowings, is at least 300% of such principal amount. If the Fund enters into these transactions, it intends, to the extent possible, to prepay all or a portion of the principal amount due to the extent necessary in order to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default and entitle holders of any senior securities of the Fund to elect a majority of the Directors of the Fund. Derivative instruments used by the Fund will not constitute senior securities (and will not be subject to the Fund’s limitations on borrowings) to the extent that the Fund segregates liquid assets at least equal in amount to its obligations under the instruments, or enters into offsetting transactions or owns positions covering its obligations. For instance, the Fund may cover its position as the writer of an index call option by segregating liquid assets at least equal in amount to the contract value of the index.

RISKS

The Fund is a diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. Your Common Shares at any point in time may be worth less than you invested, even after taking into account the reinvestment of Fund distributions.

No History of Operations.    The Fund is a newly organized, diversified, closed-end management investment company with no history of operations.

Investment Risk.    An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Equity Securities Risk.    Under all market conditions, the Fund will invest at least 80%, and will usually invest substantially all of its net assets, in a portfolio of equity securities that seeks to outperform the S&P 500 Index before Fund expenses and is designed to support the Option Strategy. Although common stocks historically have generated higher average returns than fixed income securities, common stocks also have experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the prices of common stocks held by the Fund or to which the Fund has exposure. Common stocks generally represent an ownership interest in an issuer, without preference over any other class of securities, including such issuer’s debt securities, preferred stock and other senior equity securities.

Option Risk.    The Fund will utilize an option strategy of selling exchange-traded call options on the S&P 500 Index and other indices and, to a lesser extent, individual securities in the Fund’s portfolio. Under normal market conditions, the Fund will write equity index options and options on individual portfolio securities representing at least 80% of the Fund’s net assets. The Fund may also buy or sell index put options. The purchaser of the index call option has the right to any appreciation in the value of the index over the exercise price on the expiration date. Because the exercise of index options is settled in cash, sellers of index call options, such as the Fund, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. The Fund intends to mitigate the risks of its written index call positions by holding a diversified portfolio of stocks that seeks to outperform the S&P 500 Index before Fund expenses. However, the Equity Portfolio may hold less than all the stocks represented in the S&P 500 Index and in proportions that vary from the stocks’ respective weightings in the S&P 500 Index. In addition, the Fund may not own the stocks included in the other indices used in the Option Strategy. As a result, the Fund bears a risk that the value of the securities held by the Fund will vary from the value of the indices used in the Option Strategy. To the extent that there is a lack of correlation, movements in the indices underlying the options positions may result in losses to the Fund, which may more than offset any gains received by the Fund from options premiums. In these and other circumstances, the Fund may be required to sell portfolio securities to satisfy its obligations as the writer of an index call option when it would not otherwise choose to do so, or may choose to sell portfolio securities to realize gains to supplement Fund distributions. Such sales would involve transaction costs borne by the Fund and may also result in realization of taxable capital gains, including short-term capital gains taxed at ordinary income tax rates.

The value of index options written by the Fund, which will be priced daily, will be affected by changes in the value of the underlying common stocks comprising the index, changes in the dividend rates of the underlying common stocks comprising the index, changes in the actual or perceived volatility of the stock market, higher or lower than anticipated volatility in the stock market, changes in short-term interest rates and the remaining time to the options’ expiration. The value of the index options also may be adversely affected if the market for the index options becomes less liquid or smaller.

Options on stock indices are similar to options on stocks except that (a) the expiration cycles of stock index options are monthly, while those of stock options currently are quarterly, and (b) the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the expiration date, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the options expire unexercised.

The value of an index option depends upon movements in the level of the index rather than the price of a particular stock. Whether the Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that will not be reflected in the options markets on the same day. Additionally, the exercise price of an option may be adjusted downward before the option’s expiration as a result of the occurrence of certain corporate events affecting the underlying equity security, such as extraordinary dividends, stock splits, mergers or other extraordinary distributions or events.

To the extent that the Fund purchases options pursuant to a hedging strategy, the Fund will be subject to the following additional risks. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security or the value of the equity index remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it had purchased. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless.

The Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which the options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Sub-Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose other sanctions.

Put Option Risk.    The Fund may purchase index put options and put options on portfolio securities to protect against a significant market decline over a short period of time. These index put options will give the Fund, as holder of the options, the right to receive a cash payment from the seller of the options to the extent that the value of the S&P 500 Index is lower than the options’ exercise price upon its expiration. If a put option purchased by the Fund is not sold or expired when it has remaining value, the Fund will lose its entire investment in the index put option. Also, where a S&P 500 Index put option is purchased to hedge all or part of the Fund’s Equity Portfolio, the price of the index put option may move more or less than the value of the S&P 500 Index.

Dividend Income Risk.    The distributions paid by the Fund will be derived from the dividends it receives on its portfolio securities as well as on gains it receives from writing options and selling portfolio securities, each of which can vary widely over the short or long term. A portion of the distributions from net investment income paid by the Fund to Common Stockholders may be derived from dividends it receives from the common stocks held in the Fund’s portfolio. Dividends on common stocks are not fixed but are declared at the discretion of an issuer’s board of directors. There is no guarantee that the issuers of common stocks in which the Fund invests will declare dividends in the future or that, if declared, they will remain at current levels or increase over time.

Issuer Risk.    The value of securities issued by corporations may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage or reduced demand for the issuer’s goods and services.

Derivatives Risk.    The Fund may utilize a variety of derivative instruments for investment or risk management purposes, such as options and futures contracts. Derivatives are subject to a number of risks described elsewhere in this Prospectus, such as liquidity risk, leverage risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with an underlying asset, interest rate or index. Suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. If the Fund invests in certain derivative instruments, it could lose more than the principal amount invested. The use of derivatives also may increase the amount of taxes payable by Common Stockholders. In addition, the Fund will be subject to risk with respect to the counterparties to the derivative contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in these circumstances.

Leverage Risk.    Although it has no current intention to do so, the Fund reserves the flexibility to issue preferred shares or debt securities or to engage in borrowings to add leverage to its portfolio. The Fund may also enter into derivative transactions that may in some circumstances give rise to a form of financial leverage. However, the Fund ordinarily will cover its positions in these derivative transactions so that there is no resulting leverage. Any leverage used by the Fund would be limited to 33 1/3% of the Fund’s total assets (including the proceeds of the leverage). During periods in which the Fund is using certain forms of leverage, the fees paid to the Investment Adviser and the Sub-Adviser will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund’s average daily total managed assets, including borrowings that may be outstanding. Thus, the Investment Adviser and the Sub-Adviser have a financial incentive for the Fund to utilize certain forms of leverage, which may result in a conflict of interest between the Investment Adviser and the Sub-Adviser, on the one hand, and the Common Stockholders, on the other hand.

Market Price Discount from Net Asset Value.    Shares of closed-end investment companies frequently trade at a discount from their net asset value. This characteristic is separate and distinct from the risk that net asset value could decrease as a result of investment activities and may be a greater risk to investors expecting to sell their shares in a relatively short period following completion of this offering. The Fund cannot predict whether Common Shares will trade at, above or below net asset value. The Common Shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for trading purposes.

Tax Risk.    The tax consequences of the Fund’s buying and selling of options are complex, and subject to special rules that may, among other things, accelerate the Fund’s recognition of taxable gain, defer the Fund’s recognition of taxable losses, and limit the holding period of the Fund in its options.

Certain options of the Fund will be subject to mark-to-market treatment, and gains and losses will be recognized based on the fair market value of the options at the end of the Fund’s taxable year (or, if disposed of, upon disposition). Under this system, 60% of the gains or losses from such options will be treated as long-term capital gains or losses and 40% will be treated as short-term capital gains or losses. Such short-term gains will be subject to ordinary income tax rates to the extent not offset by short-term capital losses. Taxable gain and loss on other options written by the Fund (including most options written on individual portfolio securities) generally will be recognized upon exercise, lapse or other disposition of the option and generally will be treated by the Fund as short-term capital gain or loss. Some of the options and other devices employed by the Fund reduce risk to the Fund by substantially diminishing its risk of loss in offsetting positions in substantially similar or related property, thereby giving rise to “straddles” under the federal income tax rules. The straddle rules require the Fund to defer certain losses on positions within a straddle, and terminate or suspend the holding period for certain securities in which the Fund does not yet have a long-term holding period or has not yet satisfied the holding period required for qualified dividend income or for the “dividends-received deduction.” Thus, the Fund cannot assure you as to any level of regular monthly distributions from net investment income (income other than net long-term capital gain) that will be treated as ordinary income or any level of regular monthly distributions that will be treated as long-term capital gains distributions. In addition, certain of the Fund’s option-related activities may affect the character, timing and recognition of income and could cause the Fund to liquidate other investments in order to satisfy its distribution requirements. See “Taxes.”

There can be no assurance as to the percentage (if any) of the Fund’s distributions that will be eligible to qualify (i) for taxation to individual Common Stockholders as “qualified dividend income,” and thus be eligible for taxation at favorable rates applicable to long-term capital gains, or (ii) for the “dividends-received deduction” for corporate Common Stockholders. The portion of the Fund’s net investment income that will be taxed to Common Stockholders at ordinary income tax rates is unknown at this time and cannot be predicted with any certainty. In addition, the tax treatment of Fund distributions of income generated by the Equity Portfolio may be adversely affected as a result of the “sunset” provisions that will eliminate the favorable tax treatment for “qualified dividend income” unless Congress acts to eliminate the “sunset” provisions, and may be adversely affected by future changes in tax laws and regulations. See “Taxes.”

The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time because of the varied nature of the Fund’s investments. The ultimate tax characterization of the Fund’s distributions made in a fiscal year cannot finally be determined until after the end of that fiscal year. As a result, there is a possibility that the Fund may make total distributions during a fiscal year in an amount that exceeds the Fund’s net investment income and net realized capital gains for that year, in which case the excess would generally be treated as a tax-free return of capital up to the amount of the shareholder’s tax basis in the applicable Common Shares, with any amounts exceeding such basis treated as gain from the sale of the shares. See “Taxes.”

Inflation or Deflation Risk.    Inflation risk is the risk that the value of assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of the Fund’s portfolio could decline. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Management Risk.    The Fund is subject to management risk. The Investment Adviser, the Sub-Adviser and the individual portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. Management risk is particularly significant for the Fund because the successful implementation of the Option Strategy requires effective communication between the Investment Adviser and the Sub-Adviser. The Option Strategy involves sophisticated techniques to be utilized by the Sub-Adviser and there can be no assurance that the strategies will work. In addition, because the Investment Adviser intends for the Fund to remain substantially fully invested in equity securities under all types of market conditions, the Fund’s performance may suffer in comparison to other funds that are permitted to take defensive positions in money market instruments during periods of market declines.

Medium and Smaller Company Risk.    The Fund may invest significantly in companies with medium-sized market capitalizations (such as those included in the S&P 500 Index) and reserves the flexibility to invest in companies with small market capitalizations. The general risks associated with the types of securities in which the Fund invests are particularly pronounced for securities issued by companies with medium and smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. As a result, they may be subject to greater levels of credit, market and issuer risk. Securities of medium and smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities.

Liquidity Risk.    The Fund may invest up to 5% of its total assets in illiquid securities (determined using the SEC’s standard applicable to open-end investment companies, i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities). Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. Also, the Fund may not be able to readily dispose of illiquid securities when that would be beneficial at a favorable time or at prices approximating those at which the Fund currently values them.

Market Disruption and Geopolitical Risk.    The aftermath of the war with Iraq and continuing terrorist attacks around the world may have a substantial impact on the U.S. and world economies and securities markets.

The nature, scope and duration of the military action in Iraq cannot be predicted with any certainty. The war, terrorism and related geopolitical risks have led, and may in the future lead to, increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Those events could also have an acute effect on individual issuers or related groups of issuers. These risks could also adversely affect individual issuers and securities markets, interest rates, secondary trading, credit risk, inflation and other factors relating to the Common Shares.

Anti-Takeover Provisions.    The Fund’s Articles of Incorporation (the “Articles”) and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. These provisions could have the effect of depriving the Common Stockholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares. See “Certain Provisions in the Articles of Incorporation and Bylaws.”

MANAGEMENT OF THE FUND

Directors and Officers

The business and affairs of the Fund are managed under the direction of the Board of Directors. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to the Fund. The day-to-day operation of the Fund is delegated to the officers of the Fund, the Investment Adviser and the Administrator, subject always to the objective, restrictions and policies of the Fund and to the general supervision of the Board of Directors. Certain Directors and officers of the Fund are affiliated with the Investment Adviser, the Administrator and Citigroup Inc. (“Citigroup”), the parent corporation of the Investment Adviser and the Administrator. All of the Fund’s executive officers hold similar offices with some or all of the Investment Adviser’s and the Administrator’s other funds.

Investment Adviser

The Fund’s investment adviser is Travelers Investment Management Company (“TIMCO” or the “Investment Adviser”), 100 First Stamford Place, Stamford, Connecticut 06902. The Investment Adviser provides the Fund with investment research, advice and supervision and furnishes the Fund with an investment program consistent with the Fund’s investment objective and policies, subject to the supervision of the Fund’s Board of Directors. The Investment Adviser determines what portfolio securities will be purchased or sold, arranges for the placing of orders for the purchase or sale of portfolio securities, selects brokers or dealers to place those orders, maintains books and records with respect to the Fund’s securities transactions and reports to the Directors and Common Stockholders on the Fund’s investments and performance. The Investment Adviser is fully responsible for all investment management but may delegate certain tasks and responsibilities to a sub-adviser approved by the Board of Directors.

The Investment Adviser specializes in managing accounts for financial institutions, pensions and mutual funds and, as of December 31, 2004, managed approximately $6 billion in quantitative equity strategies.

Because of its affiliation with Citigroup, and consistent with prohibitions imposed under the 1940 Act, TIMCO will not invest for the Fund in securities issued by Citigroup, a policy that may adversely affect the Fund’s performance.

Citigroup businesses offer a broad range of financial services — asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading — and use diverse channels to make them available to consumer and corporate customers around the world.

Citigroup affiliates, including their directors, officers or employees, may have banking or investment banking relationships with the issuers of securities that are held in the Fund. They may also own the securities of these issuers. However, in making investment decisions for the Fund, TIMCO does not obtain or use inside information acquired by any division, department or affiliate of Citigroup in the course of those relationships. To the extent the Fund acquires securities from an issuer that has a borrowing or other relationship with Citigroup or its affiliates, the proceeds of the purchase may be used to repay such borrowing or otherwise benefit Citigroup and/or its affiliates.

Sub-Adviser

Analytic Investors Inc. (“Analytic” or the “Sub-Adviser”), located at                     , serves as the Fund’s sub-adviser and is responsible for formulating and implementing the Fund’s Options Strategy. The Sub-Adviser was founded in 1970 as one of the first independent investment counsel firms specializing in the creation and continuous management of optioned equity and optioned debt portfolios for fiduciaries and other long-term investors. Analytic serves mutual funds, pensions and profit-sharing plans, endowments, foundations, corporate investment portfolios, mutual savings banks and insurance companies. Analytic had approximately $[6.5] billion in assets under management as of December 31, 2004. Analytic is wholly owned by Old Mutual (US) Holdings Inc. Old Mutual (US) Holdings Inc. is a subsidiary of Old Mutual plc, a London-based financial services group. Old Mutual plc is among the top 100 global financial services firms, based on assets under management.

Administrator

Smith Barney Fund Management LLC (“SBFM” or the “Administrator”), is the Fund’s administrator. SBFM’s address is 399 Park Avenue, New York, New York 10022. SBFM serves as administrator to the Fund pursuant to an Administration Agreement (the “Administration Agreement”). Subject to the supervision and direction of the Board of Directors, SBFM assists in supervising all aspects of the Fund’s operations, supplies the Fund with office facilities (which may be SBFM’s own offices), statistical and research data, data processing services, clerical, accounting and bookkeeping services, including, but not limited to, the calculation of the net asset value of shares of the Fund, internal auditing and legal services, executive and administrative services, and stationery and office supplies, and prepares reports to shareholders of the Fund, tax returns and reports to and filings with the SEC and state blue sky authorities. SBFM pays the salary of any officer and employee who is employed by SBFM and the Fund, and bears all expenses in connection with the performance of its services.

Portfolio Managers

The Fund’s Equity Portfolio is managed by a team of investment professionals at TIMCO. [Information about the names, titles and business experience of each team member to be supplied].

The Fund’s Options Strategy is managed by [identify names, titles and business experience of portfolio managers at the sub-adviser].

The Fund’s Statement of Additional Information provides additional information about the compensation paid to the portfolio managers and the other accounts they manage. Because the Fund has not offered securities to the public, the portfolio managers are not yet able to hold Common Shares of the Fund.

Recent Developments

In connection with an investigation previously disclosed by Citigroup, the Staff of the SEC has notified Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the Fund’s Investment Adviser, the Administrator and other investment advisory companies; Citicorp Trust Bank, fsb (“CTB”), an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and three other individuals, one of whom is an employee and two of whom are former employees of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The subcontractor’s business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made. As previously disclosed, CAM has already paid the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest) that is the amount of the revenue received by Citigroup relating to the revenue guarantee.

In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM’s initiation and operation of, and compensation for, the transfer agent business and CAM’s retention of, and agreements with, the subcontractor.

Citigroup is cooperating fully in the SEC’s investigation and is seeking to resolve the matter in discussions with the SEC Staff. On January 20, 2005, Citigroup stated that it had established an aggregate reserve of $196 million ($25 million in the third quarter of 2004 and $171 million in the fourth quarter of 2004) related to its discussions with the SEC Staff. Settlement negotiations are ongoing and any settlement of this matter with the SEC will require approval by the Citigroup Board and acceptance by the SEC.

Unless and until any settlement is consummated, there can be no assurance that any amount reserved by Citigroup will be distributed. Nor is there at this time any certainty as to how the proceeds of any settlement would be distributed, to whom any such distribution would be made, the methodology by which such distribution would be allocated, and when such distribution would be made. CTB did not serve as a transfer agent for any closed-end investment company and is not proposed to be the transfer agent for the Fund.

Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Fund.

Investment Advisory Agreement, Administration Agreement and Sub-Advisory Agreement

Pursuant to an Investment Advisory Agreement between the Investment Adviser and the Fund, the Fund has agreed to pay the Investment Adviser an annual investment advisory fee for the services and facilities provided by the Investment Adviser of [    ]% of the Fund’s average daily total managed assets, payable on a monthly basis. Because the fees received by the Investment Adviser are based on the average daily total managed assets of the Fund (including assets attributable to any borrowings that may be outstanding), the Investment Adviser has a financial incentive for the Fund to utilize borrowings, which may create a conflict of interest between the Investment Adviser and the holders of the Fund’s Common Shares.

The Investment Adviser has agreed to pay [(i) all of the Fund’s organizational costs and (ii)] offering costs of the Fund (other than sales load) that exceed $0.04 per Common Share. The Fund will pay all of its offering costs up to and including $0.04 per Common Share.

Pursuant to a Sub-Investment Advisory Agreement between the Investment Adviser and the Sub-Adviser with respect to the Fund, the Sub-Adviser will receive from the Investment Adviser a sub-advisory fee at an annual rate of [    ]% of the Fund’s average daily total managed assets, payable on a monthly basis.

Pursuant to the Administration Agreement between the Administrator and the Fund, the Fund has agreed to pay the Administrator an annual administration fee for the services and facilities provided by the Administrator of [            ]% of the Fund’s average daily total managed assets, payable on a monthly basis.

In addition to the fee paid to the Investment Adviser and Administrator, the Fund pays all other costs and expenses of its operations, including, but not limited to, compensation of its Directors (other than those who are employees, officers or directors of the Investment Adviser, the Sub-Adviser or the Administrator), custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of the independent registered public accounting firm, expenses of registering and qualifying shares for sale, expenses of repurchasing shares, expenses of being listed on a stock exchange, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, amendments to the Fund’s registration statement, membership in investment company organizations, and taxes, if any.

Control Persons

A control person is a person who beneficially owns more than 25% of the voting securities of a company. [                    ] has provided the initial capitalization of the Fund and therefore is a control person because it is the sole shareholder of the Fund as of the date of this Prospectus. However, it is anticipated that [            ] will no longer be a control person once the offering is completed.

NET ASSET VALUE

The Board of Directors has approved procedures to be used to value the Fund’s securities for the purposes of determining the Fund’s net asset value. The valuation of the Fund’s securities is determined in good faith by or under the direction of the Board of Directors. The Board of Directors has delegated certain valuation functions for the Fund to the Investment Adviser.

The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (the “Exchange”). For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by the Fund’s Board of Directors using a variety of pricing techniques and methodologies. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the Investment Adviser to be unreliable, the market price may be determined using quotations received from one or more broker/dealers that make a market in the security. When such prices or quotations are not available, or when the Investment Adviser believes that they are unreliable, the Investment Adviser may price securities using fair value procedures approved by the Board of Directors. The Fund may also use fair value procedures if the Investment Adviser determines that a significant event has occurred between the time at which a market price is determined and the time at which the Fund’s net asset value is calculated. In particular, the value of non-U.S. securities may be materially affected by events occurring after the close of the market on which they are valued, but before the Fund prices its shares. The Fund uses a fair value model developed by an independent third party pricing service to price non-U.S. equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by the Investment Adviser from time to time.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value.

DISTRIBUTIONS

Commencing with the Fund’s first distribution, the Fund intends to make regular monthly distributions to holders of its Common Stock at a fixed rate per common share [of approximately [TBD]% of the net asset value or market price of its Common Stock or a minimum fixed dollar amount] (the “Distribution Policy”). The Board of Directors may adjust this rate from time to time. Because the price at which the Fund’s shares trade may not always fully reflect appreciation in its net asset value, the Investment Adviser intends to recommend to the Board of Directors an annual distribution policy that will maximize the distributions made by the Fund in an effort to return a significant portion of that appreciation to Fund shareholders. Of course, there can be no assurance that the Fund’s net asset value will increase. Distributions will be automatically reinvested in additional Common Shares under the Fund’s dividend reinvestment plan unless a Common Stockholder elects to receive cash. The Fund’s monthly distributions will be made from the Fund’s net capital gain, including gains from net index option premiums and from the sale of securities in the Equity Portfolio, and dividends received by the Fund from securities held in the Equity Portfolio.

The Fund expects to declare its initial distribution approximately 45 days, and pay it approximately 60 to 90 days, from the completion of this offering.

DIVIDEND REINVESTMENT PLAN

Unless you elect to receive distributions in cash, all dividends, including any capital gain dividends, on your Common Shares will be automatically reinvested by [TRANSFER AGENT] (the “Transfer Agent”), as agent for the Common Stockholders (the “Plan Agent”), in additional Common Shares under the Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by the Transfer Agent as dividend paying agent.

If you participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1)  If the market price of the Common Shares on the record date (or, if the record date is not an Exchange trading day, the immediately preceding trading day) for determining shareholders eligible to receive the relevant dividend or distribution (the “determination date”) is equal to or exceeds 98% of the net asset value per share of the Common Shares, the Fund will issue new Common Shares at a price equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the market price per share of the Common Shares on the determination date.

(2)  If 98% of the net asset value per share of the Common Shares exceeds the market price of the Common Shares on the determination date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Shares in the open market, on the Exchange or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) [    ] days after the dividend or distribution payment date, or (b) the record date for the next succeeding dividend or distribution to be made to the Common Stockholders, except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the Common Shares at the close of trading on the Exchange on the determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Shares in the open market and the Fund shall issue the remaining Common Shares at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the then current market price per share.

The Plan Agent maintains all participants’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

You may withdraw from the Plan by notifying the Plan Agent in writing at [            ], or by calling the Plan Agent at [            ]. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise, such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Shares. The Plan may be terminated by the Fund upon notice in writing mailed to Common Stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination is to be effective. Upon any termination, you will be sent a certificate or certificates for the full Common Shares held for you under the Plan and cash’for any fractional Common Shares. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your shares on your behalf. You will be charged a service charge and the Plan Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

There is no service charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional Common Shares, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Shares over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets. Investors will be subject to income tax on amounts reinvested under the plan.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan and your account may be obtained from the Plan Agent.

DESCRIPTION OF SHARES

Common Shares

The Articles authorize the issuance of 100,000,000 Common Shares, par value $0.001 per share. All Common Shares have equal rights to the payment of dividends and the distribution of assets upon liquidation. Common Shares will, when issued, be fully paid and non-assessable, and will have no pre-emptive or conversion rights or rights to cumulative voting.

The Fund will apply to list its shares on the Exchange. The expected trading or “ticker” symbol of the Fund is “        .” The Fund intends to hold annual meetings of stockholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing. The Fund must continue to meet the Exchange requirements in order for the Common Shares to remain listed.

Net asset value will be reduced immediately following the offering by the amount of the sales load and offering expenses paid by the Fund up to and including $0.04 per Common Share.

Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a Common Stockholder determines to buy additional Common Shares or sell shares already held, the Common Stockholder may do so by trading on the Exchange through a broker or otherwise. Shares of closed-end funds may frequently trade on an exchange at prices lower than net asset value.

The market value of the Common Shares may be influenced by such factors as dividend stability, net asset value, relative demand for and supply of such shares in the market, general market and economic conditions, and other factors beyond the control of the Fund. The Fund cannot assure you that Common Shares will trade at a price equal to or higher than net asset value in the future. The Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. See the Statement of Additional Information under “Repurchase of Fund Shares.”

CERTAIN PROVISIONS IN THE

ARTICLES OF INCORPORATION AND BYLAWS

The Fund has provisions in its Articles and Bylaws that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure. Commencing with the first annual meeting of stockholders, the Board of Directors will be divided into three classes, having initial terms of one, two and three years, respectively. At the annual meeting of stockholders in each year thereafter, the term of one class will expire and directors will be elected to serve in that class for terms of three years. This provision could delay for up to two years the replacement of a majority of the Board of Directors. A director may be removed from office only for cause and only by a vote of the holders of at least 75% of the votes entitled to be cast for the election of directors.

The affirmative vote of at least 75% of the entire Board of Directors is required to authorize the conversion of the Fund from a closed-end to an open-end investment company. Such conversion also requires the affirmative vote of the holders of at least 75% of the votes entitled to be cast thereon by the stockholders of the Fund unless it is approved by a vote of at least 75% of the Continuing Directors (as defined below), in which event such conversion requires the approval of the holders of a majority of the votes entitled to be cast thereon by the stockholders of the Fund. A “Continuing Director” is any member of the Board of Directors of the Fund who is not an Interested Party or an Affiliate (as defined below) of an Interested Party (as defined below) and has been a member of the Board of Directors for a period of at least 12 months, or has been a member of the Board of Directors since March 7, 2005, or is a successor of a Continuing Director who is unaffiliated with an Interested Party and is recommended or elected to succeed a Continuing Director by a majority of the Continuing Directors then on the Board of Directors. An “Interested Party” is any person, other than an investment company advised by the Fund’s initial investment manager (or the successor to that investment manager through reorganization, merger or acquisition of that investment manager or its successor) and any of its (or the successor’s) Affiliates and Associates (as defined below), which enters, or proposes to enter, into a Business Combination (with defined below) with the Fund or which individually or together with any other persons beneficially owns or is deemed to own, directly or indirectly, more than 5 percent of any class of the Fund’s securities (within the meaning of Section 13(d) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules and regulations thereunder). “Affiliate” and “Associate” have the respective meanings ascribed to such terms in Rule 12b-2 of the Exchange Act; provided that the term “Affiliate” shall also include any person who, at or prior to the time of election to the Board of Directors, had expressed support in writing of any proposals of an Interested Party for which shareholder approval would be required (for purposes of consideration of these proposals only). The affirmative vote of at least 75% of the votes entitled to be cast thereon by stockholders of the Fund will be required to amend the Articles to change any of the provisions in this paragraph and the preceding paragraph.

The affirmative votes of at least 75% of the entire Board of Directors and the holders of at least (i) 80% of the votes entitled to be cast thereon by the stockholders of the Fund and (ii) in the case of a Business Combination (as defined below), 66 2/3% of the votes entitled to be cast thereon by the stockholders of the Fund other than votes entitled to be cast therein by an Interested Party who is (or whose affiliate or associate is) a party to a Business Combination (as defined below) or by an affiliate or associate of the Interested Party, are required to authorize any of the following transactions:

(i)  merger, consolidation or statutory share exchange of the Fund with or into any other person;

(ii)  issuance or transfer by the Fund (in one or a series of transactions in any 12-month period) of any securities of the Fund to any person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more, excluding issuances or transfers of debt securities of the Fund, sales of securities of the Fund in connection with a public offering, issuances of securities of the Fund pursuant to a dividend reinvestment and/or cash purchase plan adopted by the Fund, issuance of securities of the Fund upon the exercise of any stock subscription rights distributed by the Fund and portfolio transactions effected by the Fund in the ordinary course of business;

(iii) sale,  lease, exchange, mortgage, pledge, transfer or other disposition by the Fund (in one or a series of transactions in any 12 month period) to or with any person or entity of any assets of the Fund having an aggregate fair market value of $1,000,000 or more except for portfolio transactions (including pledges of portfolio securities in connection with borrowings) and borrowings (including secured credit facilities) effected by the Fund in the ordinary course of its business (transactions within clauses (i), (ii) and (iii) above being known individually as a “Business Combination”);

(iv)  the voluntary liquidation or dissolution of the Fund or an amendment to the Fund’s Articles to terminate the Fund’s existence; or

(v)  unless the 1940 Act or federal law requires a lesser vote, any stockholder proposal as to specific investment decisions made or to be made with respect to the Fund’s assets as to which stockholder approval is required under federal or Maryland law.

However, the stockholder vote described above will not be required with respect to the foregoing transactions (other than those set forth in (v) above) if they are approved by a vote of at least 75% of the Continuing Directors. In that case, (i) if Maryland law requires stockholder approval, the affirmative vote of a majority of votes entitled to be cast thereon shall be required and (ii) if Maryland law does not require stockholder approval, no stockholder vote will be required. The Fund’s Bylaws contain provisions the effect of which is to prevent matters, including nominations of directors, from being considered at a stockholders’ meeting where the Fund has not received notice of the matters at least 60 days, but not more than 90 days, prior to the date of the meeting.

Reference is made to the Articles and Bylaws of the Fund, on file with the SEC, for the full text of these provisions. These provisions could have the effect of depriving Common Stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. These provisions, however, offer several possible advantages. They may require persons seeking control of the Fund to negotiate with its management regarding the price to be paid for the shares required to obtain such control, they promote continuity and stability and they enhance the Fund’s ability to pursue long-term strategies that are consistent with its investment objective.

REPURCHASE OF FUND SHARES

The Fund is a closed-end investment company and, as such, its Common Stockholders will not have the right to cause the Fund to redeem their shares. Instead, liquidity will be provided through trading in the open market. The Fund reserves the right to repurchase Common Shares on the open market in accordance with the 1940 Act and the rules and regulations thereunder, but is under no obligation to do so.

TAXES

The following discussion of federal income tax matters is based on the advice of Willkie Farr & Gallagher LLP, counsel to the Fund.

The discussions below and certain disclosure in the Statement of Additional Information provide general federal income tax information related to an investment in the Common Shares. Because federal income tax laws are complex and often change, you should consult with your own tax advisor regarding the particular consequences to you of investing in the Fund. The following federal income tax discussion assumes that you are a U.S. stockholder and that you hold the Common Shares as a capital asset.

The Fund intends to elect to be treated and to qualify annually as a regulated investment company under the Code. If the Fund so qualifies and distributes each year to its stockholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income and such amounts from previous years that were not distributed, then the Fund will be subject to a non-deductible 4% excise tax on the undistributed amounts. If in any taxable year the Fund fails to qualify as a regulated investment company under the Code, the Fund will be taxed in the same manner as an ordinary corporation and distributions to stockholders will not be deductible by the Fund in computing its taxable income.

Dividends paid to you out of the Fund’s “investment company taxable income” (which includes dividends the Fund receives, interest income, and net short-term capital gain) will generally be taxable to you as ordinary income to the extent of the Fund’s earnings and profits except as described below. ” Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, are taxable to you as long-term capital gains, regardless of how long you have held the Common Shares. A distribution of an amount in excess of the Fund’s earnings and profits is treated as a non-taxable return of capital that reduces your tax basis in your Common Shares; any such distributions in excess of your basis are treated as gain from a sale of your shares. The tax treatment of your dividends and distributions will be the same regardless of whether they were paid to you in cash or reinvested in additional Common Shares.

The Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”) reduced the maximum tax rate on long-term capital gains on noncorporate investors from 20% to 15%. The Act also reduced to 15% the maximum tax rate on “qualified dividend income.” To be eligible for this reduced rate, a shareholder must be a noncorporate taxpayer and must satisfy certain holding period requirements. In the case of a regulated investment company, the amount of dividends paid by the company that may be eligible for the reduced rate may not exceed the amount of aggregate qualifying dividends received by the company. To the extent the Fund distributes amounts of dividends, including capital gain dividends, eligible for the reduced rates, it will identify the relevant amounts in its annual tax information reports to its stockholders. Without further legislative change, the rate reductions enacted by the Act will lapse, and the previous rates will be reinstated, for taxable years beginning on or after January 1, 2009. The Fund cannot assure you of the percentage, if any, of the Fund’s distributions that will be eligible to qualify for taxation as “qualified dividend income.”

Distributions paid by the Fund that are attributable to dividends received by the Fund from domestic corporations may qualify for the dividends-received deduction for corporations.

A distribution will be treated as paid to you on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid during January of the following year.

Each year, we will notify you of the tax status of dividends and other distributions. The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time because of the varied nature of the Fund’s investments. The ultimate tax characterization of the Fund’s distributions made in a fiscal year cannot finally be determined until after the end of that fiscal year. The Fund may make total distributions during a fiscal year in an amount that exceeds the Fund’s net investment income and net realized capital gains for that year, in which case the excess would generally be treated as a tax-free return of capital up to the amount of the stockholder’s tax basis in the applicable Common Shares, with any amounts exceeding such basis treated as gain from the sale of the shares.

If you sell Common Shares, you may recognize a capital gain or loss which will be long-term or short-term, depending on your holding period for the shares.

Under the “backup withholding” rules, we may be required to withhold federal income tax at the appropriate rate (currently 28%) from all taxable distributions payable if you:

•	fail to provide us with your correct taxpayer identification number;

•	fail to make required certifications; or

•	have been notified by the IRS that you are subject to backup withholding.

The Fund may invest in securities the federal income tax treatment of which is uncertain or subject to recharacterization by the IRS. To the extent the tax treatment of such securities or their income differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

The tax consequences to the Fund of its buying and selling of options are complex and subject to special rules that may, among other things, accelerate the Fund’s recognition of taxable gains, defer the Fund’s recognition of taxable losses, and limit the holding period of the Fund in certain of its assets.

Some of the option transactions and other devices employed by the Fund reduce risk to the Fund by substantially diminishing its risk of loss in offsetting positions in substantially similar or related property, thereby giving rise to “straddles” under the federal income tax rules. The straddle rules require the Fund to defer the recognition of certain losses realized on positions within a straddle. Also, the straddle rules terminate the holding period for shares which become part of a straddle before the long-term capital gains period has been reached. For example, if the Fund enters into an option position and the Fund holds shares that constitute an offsetting position in substantially similar or related property and that have not been held by the Fund for more than one year, the Fund will not be respected as having owned the shares for any time before the option lapses or is otherwise terminated. In addition, the Fund’s option transactions and other risk deduction devices may cause certain dividends earned by the Fund to be ineligible for (i) the lower tax rates on “qualified dividend income,” and (ii) the “dividends-received deduction.” However, covered call options sold by the Fund may constitute “qualified covered call options” that are generally excepted from the straddle rules.

In addition, certain of the Fund’s options may be “section 1256 contracts” under the Code. The Fund would be required to treat these section 1256 contracts as if they were sold at the end of the Fund’s taxable year, and would be required to recognize gain or loss for federal income tax purposes on such deemed sale even though the Fund did not sell the contract and receive cash. Only at the end of the Fund’s taxable year would the character of these gains and losses become clear. Forty percent of such gain or loss would be treated as short-term capital gain or loss and sixty percent would be treated as long-term capital gain or loss. Taxable gain and loss on options held by the Fund that are not section 1256 contracts and not subject to the straddle rules generally will be recognized upon exercise, lapse or other disposition of the option and generally will be treated by the Fund as short-term capital gain or loss.

Generally, any capital losses incurred by the Fund in one taxable year can be carried forward to offset future capital gains. However, under certain conditions, the Fund may lose the benefit of these losses to the extent that distributions to stockholders for the taxable year exceed required distribution amounts as defined under the Code. Stockholders may also pay additional taxes on these excess distributions.

The Fund cannot assure you as to any level of regular monthly net investment income distributions (income other than net long-term capital gain) that will be treated as ordinary income, cannot assure you as to any level of short-term or long-term capital gains distributions and cannot assure you as to any ratio of regular monthly net investment income distributions to capital gain distributions.

UNDERWRITING

Subject to the terms and conditions stated in the underwriting agreement dated the date hereof, each Underwriter named below has severally agreed to purchase, and the Fund has agreed to sell to such Underwriter, the number of Common Shares set forth opposite the name of such Underwriter.

Underwriters	Number of Shares

Total

The underwriting agreement provides that the obligations of the several Underwriters to purchase the Common Shares included in this offering are subject to approval of certain legal matters by counsel and to certain other conditions. The Underwriters are obligated to purchase all the Common Shares (other than those covered by the over-allotment option described below) if they purchase any of the Common Shares.

The Underwriters, for whom [                                        ] is acting as a representative, propose to offer some of the Common Shares directly to the public at the public offering price set forth on the cover page of this Prospectus and some of the Common Shares to certain dealers at the public offering price less a concession not in excess of $[            ] per Common Share. The sales load of $0.94 per share is equal to 4.7% of the initial offering price. The Underwriters may allow, and such dealers may reallow, a concession not in excess of $[            ] per Common Share on sales to certain other dealers. Certain dealers acting in the capacity of sub-underwriters may receive additional compensation for acting in such a capacity. If all of the Common Shares are not sold at the initial offering price, the representatives may change the public offering price and other selling terms. Investors must pay for any Common Shares purchased on or before [            ], 2005. The representatives have advised the Fund that the Underwriters do not intend to confirm any sales to any accounts over which they exercise discretionary authority.

The Fund has granted to the Underwriters an option, exercisable for 45 days from the date of this Prospectus, to purchase up to [            ] additional Common Shares at the public offering price less the sales load. The Underwriters may exercise such option solely for the purpose of covering over-allotments, if any, in connection with this offering. To the extent such option is exercised, each Underwriter will be obligated, subject to certain conditions, to purchase a number of additional Common Shares approximately proportionate to such Underwriter’s initial purchase commitment.

The Fund, the Investment Adviser and the Sub-Adviser have agreed that, for a period of 180 days from the date of this Prospectus, they will not, without the prior written consent of [                                        ], on behalf of the Underwriters, sell, contract to sell or otherwise dispose of any Common Shares or any securities convertible into or exchangeable for Common Shares or grant any options or warrants to purchase Common Shares.

Prior to the offering, there has been no public market for the Common Shares. Consequently, the initial public offering price for the Common Shares was determined by negotiation among the Fund, the Investment Adviser and the representatives. There can be no assurance, however, that the price at which the Common Shares will sell in the public market after this offering will not be lower than the price at which they are sold by the Underwriters or that an active trading market in the Common Shares will develop and continue after this offering. In connection with the requirements for listing the Fund’s Common Shares on the Exchange, the Underwriters have undertaken to sell lots of 100 or more Common Shares to a minimum of 2,000 beneficial owners in the United States. The minimum investment requirement is 100 Common Shares.

The Fund, the Investment Adviser and the Sub-Adviser have each agreed to indemnify the several Underwriters or contribute to losses arising out of certain liabilities, including liabilities under the Securities Act.

The Fund will pay all of its offering costs up to and including [$0.04] per Common Share. The Investment Adviser has agreed to pay [(i) all of the Fund’s organizational costs and (ii)] offering costs of the Fund (other than sales load) that exceed [$0.04] per Common Share. The Investment Adviser (and not the Fund) has also agreed to pay to [                         ] and other qualifying underwriters additional underwriting compensation at an aggregate annual rate equal to [    ]% of the Fund’s average daily total managed assets. These fees will be payable in arrears at the end of each calendar quarter during the continuance of the Investment Advisory Agreement between the Investment Adviser and the Fund. Each underwriter that will receive these fees has agreed to provide certain after-market services to the Investment Adviser designed to maintain the visibility of the Fund on an ongoing basis, which include, in the case of [                         ] in its capacity as lead manager, the preparation of certain economic research and statistical information and reports regarding the Fund and comparable closed-end investment companies. The total sales load payable to the underwriters will not exceed 4.50% of the total price to the public of the Common Shares offered hereby. The sum total of all compensation to the underwriters in connection with this offering of Common Shares, including the sales load, additional compensation and any expense reimbursement, will be limited to not more than [    ]% of the total price to the public of Common Shares offered hereby.

Certain Underwriters may make a market in the Common Shares after trading in the Common Shares has commenced on the Exchange. No Underwriter is, however, obligated to conduct market-making activities and any such activities may be discontinued at any time without notice at the sole discretion of the Underwriter. No assurance can be given as to the liquidity of, or the trading market for, the Common Shares as a result of any market-making activities undertaken by any Underwriter. This Prospectus is to be used by any Underwriter in connection with the offering and, during the period in which a prospectus must be delivered, with offers and sales of the Common Shares in market-making transactions in the over-the-counter market at negotiated prices related to prevailing market prices at the time of the sale.

The Underwriters have advised the Fund that, pursuant to Regulation M under the Exchange Act certain persons participating in the offering may engage in transactions, including stabilizing bids, covering transactions or the imposition of penalty bids, which may have the effect of stabilizing or maintaining the market price of the Common Shares on the Exchange at a level above that which might otherwise prevail in the open market. A “stabilizing bid” is a bid for or the purchase of the Common Shares on behalf of an Underwriter for the purpose of fixing or maintaining the price of the Common Shares. A “covering transaction” is a bid for or purchase of the Common Shares on behalf of an Underwriter to reduce a short position incurred by the Underwriters in connection with the offering. A “penalty bid” is a contractual arrangement whereby if, during a specified period after the issuance of the Common Shares, the Underwriters purchase Common Shares in the open market for the account of the underwriting syndicate and the Common Shares purchased can be traced to a particular Underwriter or member of the selling group, the underwriting syndicate may require the Underwriter or selling group member in question to purchase the Common Shares in question at the cost price to the syndicate or may recover from (or decline to pay to) the Underwriter or selling group member in question any or all compensation (including, with respect to a representative, the applicable syndicate management fee) applicable to the Common Shares in question. As a result, an Underwriter or selling group member and, in turn, brokers may lose the fees that they otherwise would have earned from a sale of the Common Shares if their customer resells the Common Shares while the penalty bid is in effect. The Underwriters are not required to engage in any of these activities, and any such activities, if commenced, may be discontinued at any time.

The Fund anticipates that from time to time the representatives of the Underwriters and certain other Underwriters may act as brokers or dealers in connection with the execution of the Fund’s portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as brokers while they are Underwriters.

Prior to the public offering of Common Shares, [                                        ] purchased Common Shares from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act.

The principal business address of [                         ] is [                         ].

CUSTODIAN AND TRANSFER AGENT

The custodian of the assets of the Fund is [CUSTODIAN]. The Custodian performs custodial, fund accounting and portfolio accounting services. The Fund’s transfer, shareholder services and dividend paying agent is [TRANSFER AGENT].

LEGAL OPINIONS

Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Willkie Farr & Gallagher LLP, New York, New York and for the Underwriters by [            ].

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Investment Objective Policies and Techniques	1
Management of the Fund	8
Investment Adviser, Sub-Adviser and Administrator	11
Portfolio Transactions and Brokerage	16
Net Asset Value	17
Certain Provisions in the Articles of Incorporation and Bylaws	18
Repurchase of Fund Shares	18
Federal Income Tax Matters	18
Control Persons and Principal Holders of Securities	25
Performance Related and Comparative Information	25
Experts	26
Custodian	26
Additional Information	26
Report of Independent Registered Public Accounting Firm	27
Financial Statements for the Fund	28
Appendix A—Proxy Voting Policies and Procedures	A-1

Subject to Completion, Dated                     , 2005

                     Shares

Enhanced Equity Premium Fund Inc.

Common Shares

PROSPECTUS

                , 2005

Until             , 2005 (25 days after the date of this Prospectus), all dealers that buy, sell or trade the Common Shares, whether or not participating in this offering, may be required to deliver a Prospectus. This is in addition to the dealers’ obligation to deliver a Prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell the securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED             , 2005

Enhanced Equity Premium Fund Inc.

STATEMENT OF ADDITIONAL INFORMATION

Enhanced Equity Premium Fund Inc. (the “Fund”) is a newly organized, diversified, closed-end management investment company.

This Statement of Additional Information relating to common shares of the Fund (“Common Shares”) does not constitute a prospectus, but should be read in conjunction with the Fund’s prospectus relating thereto dated             , 2005 (the “Prospectus”). This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing Common Shares, and investors should obtain and read the Fund’s Prospectus prior to purchasing such shares. A copy of the Fund’s Prospectus may be obtained without charge by calling [            ], by writing to the Fund at [            ] or on the Fund’s website at [www.citigroupam.com]. Prospective investors may also obtain a copy of the Fund’s Prospectus on the Securities and Exchange Commission’s website (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

This Statement of Additional Information is dated             , 2005.

INVESTMENT OBJECTIVE, POLICIES AND TECHNIQUES

Investment Objective

The Fund’s investment objective is high current income and gains. There can be no assurance that the Fund’s investment objective will be achieved. The Fund’s investment objective may be changed by the Fund’s Board of Directors without shareholder approval on [                    ] notice to shareholders.

The following information supplements the discussion of the Fund’s investment objective, policies, and techniques in the Prospectus.

Investment Restrictions

Fundamental Policies.    The Fund is subject to the following fundamental investment policies, which may be changed only by a vote of a majority of the outstanding Common Shares. A “majority of the outstanding shares,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), means the lesser of (i) 67% or more of the shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the outstanding shares. The percentage restrictions set forth below, as well as those contained elsewhere in the Prospectus and this Statement of Additional Information, apply at the time a transaction is effected, and a subsequent change in a percentage resulting from market fluctuations or any other cause other than an action by the Fund will not require the Fund to dispose of portfolio securities or take other action to satisfy the percentage restriction. Under its fundamental investment policies, the Fund may not:

1.  Invest more than 25% of its total assets in securities, the issuers of which conduct their business activities in the same industry. For purposes of this limitation, securities of the U.S. Government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

2.  Borrow money, except as permitted by the 1940 Act.

3.  Issue “senior securities” as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

4.  Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the Fund may invest consistent with its investment objective and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

5.  Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the Fund from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the Fund’s investment objective and policies); or (d) investing in real estate investment trust securities.

6.  Engage in the business of underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the 1933 Act in disposing of portfolio securities.

7.  Invest in a manner that would cause it to fail to be a “diversified” company under the 1940 Act and the rules, regulations and orders thereunder.

1

Investment Policies and Techniques

The Fund expects to invest substantially all of its net assets, and will at all times invest at least 80% of its net assets (plus any borrowings for investment purposes), in a diversified portfolio of common stocks and other equity securities (the “Equity Portfolio”) that seeks to outperform the Standard & Poor’s 500 Stock Index (the “S&P 500 Index”) before Fund expenses and is designed to support the Fund’s option strategy. The Fund will utilize an option strategy of selling exchange-traded call options on the S&P 500 Index, other indices and, to a lesser extent, individual securities in the Fund’s portfolio (the “Option Strategy”). Under normal market conditions, the Fund will write equity index options and options on portfolio securities representing at least 80% of its net assets (plus any borrowings for investment purposes).

The Investment Adviser will employ a quantitative active equity strategy for the Equity Portfolio with a bottom-up selection process designed to outperform the S&P 500 Index before Fund expenses. Central to the Investment Adviser’s process is a disciplined risk management approach which uses portfolio construction methods that are neutral to sector, style and macroeconomic risk factors. The Equity Portfolio may hold less than all of the stocks represented in the S&P 500 Index and/or in proportions that vary from the stocks’ respective weightings in the S&P 500 Index. The Fund’s investments in foreign securities will be limited to American Depository Receipts (“ADRs”) and other U.S. dollar denominated securities of foreign issuers that are included in the S&P 500 Index.

The S&P 500 Index is an unmanaged index of 500 stocks that is market-capitalization weighted and is generally representative of the performance of larger companies in the U.S. It is not possible to invest directly in the S&P 500 Index. “Standard & Poor’s®”, “S&P®”, “Standard & Poor’s 500”, “S&P 500®” and “500” are trademarks of The McGraw-Hill Companies, Inc. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the Fund.

When-Issued and Delayed Delivery Securities.    The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. The Fund’s custodian will maintain, in a segregated account of the Fund, cash, debt securities of any grade or equity securities having a value equal to or greater than the Fund’s purchase commitments, provided such securities have been determined by the Investment Adviser to be liquid and unencumbered, and are marked to market daily, pursuant to guidelines established by the Board of Directors. The custodian will likewise segregate securities sold on a delayed basis. The payment obligations and the interest rates that will be received are each fixed at the time the Fund enters into the commitment and no interest accrues to the Fund until settlement. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed.

Reverse Repurchase Agreements.    The Fund may enter into reverse repurchase agreements with broker/dealers and other financial institutions. Such agreements involve the sale of Fund securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment, are considered to be borrowings by the Fund and are subject to the borrowing limitations set forth under “Investment Restrictions.” Since the proceeds of reverse repurchase agreements are invested, this would introduce the speculative factor known as “leverage.” The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases it will be able to keep some of the interest income associated with those securities. Such transactions are only advantageous if the Fund has an opportunity to earn a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required

2

to be paid may not always be available, and the Fund intends to use reverse repurchase agreements only when the Investment Adviser believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the Fund’s assets. The Fund’s custodian will maintain a separate account for the Fund with securities having a value equal to or greater than such commitments.

Stock Index Futures Contracts.    The Fund may enter into stock index futures contracts to manage cash flows or to obtain market exposure with reduced investment costs. The Fund may enter into futures contracts based on financial indices, including any index of equity securities.

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price at a designated date, time and place. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract (“current contract value”) and the price at which the contract was originally struck. No physical delivery of the securities underlying the index is made. Brokerage fees are incurred when a futures contract is bought or sold, and margin deposits must be maintained at all times that the futures contract is outstanding.

Although futures contracts typically require future delivery of and payment for financial instruments, futures contracts are usually closed out before the delivery date. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical financial instrument and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. The Fund intends to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits of the underlying financial instrument on the relevant delivery date.

As an example of an offsetting transaction, the contractual obligations arising from the sale of one futures contract of September Treasury Bills on an exchange may be fulfilled at any time before delivery under the futures contract is required (i.e., on a specific date in September, the “delivery month”) by the purchase of another futures contract of September Treasury Bills on the same exchange. In such instance the difference between the price at which the futures contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the Fund.

Persons who trade in futures contracts may be broadly classified as “hedgers” and “speculators.” Hedgers, whose business activity involves investment or other commitment in securities or other obligations, use the futures markets to offset unfavorable changes in value that may occur because of fluctuations in the value of the securities and obligations held or committed to be acquired by them. The speculator, like the hedger, generally expects neither to deliver nor to receive the financial instrument underlying the futures contract, but, unlike the hedger, hopes to profit from fluctuations in prevailing market conditions.

The Fund may enter into futures transactions for traditional hedging purposes; that is, futures contracts will be sold to protect against a decline in the price of securities that the Fund owns or futures contracts will be purchased as a substitute for buying or selling securities or as a cash flow management technique.

“Margin” with respect to futures contracts is the amount of funds that must be deposited by the Fund with a broker in order to initiate futures trading and to maintain the Fund’s open positions in futures contracts. A margin deposit made when the futures contract is entered into (“initial margin”) is intended to assure the Fund’s performance of the futures contract. The margin required for a particular futures contract is set by the exchange

3

on which the futures contract is traded, and may be significantly modified from time to time by the exchange during the term of the futures contract. Futures contracts are customarily purchased and sold on margin, which may be 5% or less of the value of the futures contract being traded.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin deposit (“variation margin”). If, however, the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, it is anticipated that the broker will pay the excess to the Fund. The Fund will mark to market the current value of its open futures contracts. The Fund expects to earn interest income on its margin deposits.

The Fund is not a commodity pool. The Fund is operated by persons who have claimed an exemption from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, who are not subject to registration and regulation under the Commodity Exchange Act. As a result, the Fund is not restricted in its ability to enter into futures contracts and options thereon under regulations of the Commodity Futures Trading Commission (the “CFTC”). The staff of the Securities and Exchange Commission (the “SEC”) takes the position that the Fund’s long and short positions in futures contracts as well as put and call options on futures written by it must be collateralized with cash or other liquid securities and segregated with the Fund’s custodian or “covered” in a manner similar to that for covered options on securities and designed to eliminate any potential leveraging.

Options on Futures Contracts.    Options on futures contracts are similar to options on securities except that options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the securities or currencies upon which the futures contracts are based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

The Fund may seek to close out an option position by selling an option covering the same securities and having the same exercise price and expiration date. The ability to establish and close out positions on options on futures contracts is subject to the existence of a liquid market. It is not certain that this market will exist at any specific time.

Non-U.S. Securities.    While permitted to do so, currently the Fund does not expect to invest in non-U.S. securities although, as described in its Prospectus, the Fund may invest in ADRs. Investors should recognize that investing in the securities of foreign issuers involves special considerations which are not typically associated with investing in the securities of U.S. issuers. Investments in securities of foreign issuers may involve risks arising from differences between U.S. and foreign securities markets, including less volume, much greater price volatility in and illiquidity of certain foreign securities markets, different trading and settlement practices and less governmental supervision and regulation; changes in currency exchange rates; high and volatile rates of inflation; economic, social and political conditions; and, as with domestic multinational corporations, fluctuating interest rates.

Other investment risks include the possible imposition of foreign withholding taxes on certain amounts of the Fund’s income, the possible seizure or nationalization of foreign assets and the possible establishment of

4

exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions which might affect adversely payments due on securities held by the Fund, the lack of extensive operating experience of eligible foreign sub-custodians and legal limitations on the ability of the Fund to recover assets held in custody by a foreign sub-custodian in the event of the sub-custodian’s bankruptcy.

In addition, there may be less publicly available information about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to the same accounting, auditing and financial record keeping standards and requirements as U.S. issuers. In particular, the assets and profits appearing on the financial statements of a foreign issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Finally, in the event of a default in any such foreign obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of such obligations.

There generally is less governmental supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States. Further, brokerage commissions and other transaction costs on foreign securities exchanges generally are higher than in the United States.

The manner in which foreign investors may invest in companies in certain foreign countries, as well as limitations on such investments, also may have an adverse impact on the operations of the Fund. For example, the Fund may be required in some countries to invest initially through a local broker or other entity and then have the purchased shares re-registered in the name of the Fund. Re-registration may in some instances not occur on a timely basis, resulting in a delay during which the Fund may be denied certain of its rights as an investor.

Foreign markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller capital markets, which may result in the Fund incurring additional costs and delays in transporting such securities outside such countries. Delays in settlement or other problems could result in periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures could cause the Fund to forgo attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

Rules adopted under the 1940 Act permit the Fund to maintain its foreign securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Certain banks in foreign countries may not be “eligible sub-custodians,” as defined in the 1940 Act, for the Fund, in which event the Fund may be precluded from purchasing securities in certain foreign countries in which it otherwise would invest or which may result in the Fund’s incurring additional costs and delays in providing transportation and custody services for such securities outside of such countries. The Fund may encounter difficulties in effecting, on a timely basis, portfolio transactions with respect to any securities of issuers held outside their countries. Other banks that are eligible foreign sub-custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countries there may be legal restrictions or limitations on the ability of the Fund to recover assets held in custody by foreign sub-custodians in the event of the bankruptcy of the sub-custodian.

5

The Fund’s Board of Directors has approved policies and procedures developed by Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the Investment Adviser, with respect to the disclosure of the Fund’s portfolio securities and any ongoing arrangements to make available information about the Fund’s portfolio securities. The policy requires that disclosure of information about the Fund’s portfolio holdings be in the best interests of the Fund’s shareholders, and that any conflicts of interest between the interests of the Fund’s shareholders and those of the Investment Adviser or its affiliates be addressed in a manner that places the interests of Fund shareholders first. The policy provides that information regarding the Fund’s portfolio holdings may never be shared with non-CAM employees, with investors and potential investors (whether individual or institutional), and with third parties unless it is done for legitimate Fund business purposes and in accordance with the policy.

CAM’s policy generally provides for the release of details of securities positions once they are considered “stale.” Data is considered stale once it is 25 calendar days old following quarter-end. This passage of time prevents a third party from benefiting from an investment decision made by the Fund that has not been fully reflected by the market.

The Fund’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and non-CAM employees no sooner than the time of the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings may not be made until 25 days following quarter-end.

Subject to the provisions relating to “ongoing arrangements,” the Fund’s holdings may also be released with simultaneous public disclosure at least 25 days after quarter end. Typically, simultaneous public disclosure is achieved by posting the information to a CAM or the Fund’s internet site that is accessible by the public, or through public release by a third party vendor. For the purposes of the policy, the term “ongoing arrangement” is interpreted to include any arrangement, whether oral or in writing, to provide portfolio holdings information to any person or entity more than once, but excluding any arrangement to provide such information following the filing of Form N-Q or Form N-CSR.

CAM may release limited portfolio holdings information that is not yet considered stale in the following circumstances, subject to the provisions relating to “ongoing arrangements”:

1.  The Fund’s top ten securities, current as of quarter-end, and the individual size of each such security position may be released at any time following quarter end with simultaneous public disclosure.

2.  The Fund’s (i) top ten securities positions (including the aggregate but not individual size of such positions), (ii) sector weightings and (iii) the Fund’s performance attribution (e.g., analysis of the Fund’s out-performance or underperformance of its benchmark based on its portfolio holdings) may be released at any time with simultaneous public disclosure.

3.  A list of securities (that may include Fund holdings together with other securities) followed by the Fund’s portfolio managers (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

4.  A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

Under the policy, if portfolio holdings are released pursuant to an ongoing arrangement with any party, the Fund must have a legitimate business purpose for the release of the information, the release of the information must be subject to trading restrictions and confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon the information provided by CAM on behalf of the Fund and neither the Fund, CAM nor any other affiliated party may receive compensation or any other consideration in connection with such arrangements.

The approval of the Fund’s Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings

6

information, or with respect to any exceptions to the policy. Exceptions are granted only after a thorough examination and consultation with CAM’s legal department, as necessary. Any exceptions to the policies must be reported to the Fund’s Board of Directors at its next regularly scheduled meeting.

All ongoing arrangements to make available information about the Fund’s portfolio securities will be reviewed by the Fund’s Board of Directors no less frequently than quarterly.

The Fund intends to disclose its portfolio holdings approximately 25 days after calendar quarter end on its website, [            ].

Set forth below is a list, as of [            ], of those parties with whom CAM, on behalf of the Fund, has authorized ongoing arrangements that include the release of portfolio holdings information, as well as the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. The Fund’s independent registered public accounting firm also has access from time to time to portfolio holdings in connection with performing the audit and related functions.

Recipient (holdings)	Frequency	Delay before dissemination
Fund Custodian and Accounting Agent	Daily	None
Institutional Shareholders Services (Proxy Voting Services)	As necessary	None
Bloomberg	Quarterly	25 Calendar days after Quarter End
Lipper	Quarterly	25 Calendar days after Quarter End
S&P	Quarterly	25 Calendar days after Quarter End
Morningstar	Quarterly	25 Calendar days after Quarter End
Vestek	Daily	None
Factset	Daily	None

Portfolio holdings information for the Fund may also be released from time to time pursuant to ongoing arrangements with the following parties:

Recipient (holdings)	Frequency	Delay before dissemination
Frank Russell	Monthly	1 Day
Callan	Quarterly	25 Days after Quarter End
Mercer	Quarterly	25 Days after Quarter End
EVestment Alliance	Quarterly	25 Days after Quarter End
CRA RogersCasey	Quarterly	25 Days after Quarter End
Cambridge Associates	Quarterly	25 Days after Quarter End
Marco Consulting	Quarterly	25 Days after Quarter End
Wilshire	Quarterly	25 Days after Quarter End
Informa Investment Services (Efron)	Quarterly	25 Days after Quarter End
CheckFree (Mobius)	Quarterly	25 Days after Quarter End
Nelsons Information	Quarterly	25 Days after Quarter End
Investors Tools	Daily	None
Advent	Daily	None
BARRA	Daily	None
Plexus	Quarterly	Sent the 1-3 business day following the end of a Quarter
Elkins/McSherry	Quarterly (Calendar)	Sent the first business day following the end of a Quarter
Quantitative Services Group	Daily	None

With respect to each such arrangement, the Fund has a legitimate business purpose for the release of information. The release of the information is subject to trading restrictions and/or confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon the information provided by CAM on behalf of the Fund. Neither the Fund, CAM nor any other affiliated party receives compensation or any other consideration in connection with such arrangements.

7

MANAGEMENT OF THE FUND

Board of Directors

The business and affairs of the Fund are managed under the direction of the Board of Directors. Starting with the first annual meeting of shareholders, the Board of Directors will be classified, with respect to the time for which Directors severally hold office, into three classes—Class I, Class II and Class III—as nearly equal in number as reasonably possible, with the Directors in each Class to hold office until their successors are elected and qualified. At each succeeding annual meeting of the Stockholders, the successors to the Class of Directors whose terms expire at that meeting shall be elected to hold office for terms expiring at the later of the annual meeting of Stockholders held in the third year following the year of their election or the election and qualification of their successors.

Directors and Officers

The Directors and executive officers of the Fund, their years of birth, their principal occupations during the past five years (their titles may have varied during that period), the number of investment companies or portfolios in the Fund Complex that each Director oversees, and the other board memberships held by each Director is set forth below. The address of each Director and executive officer, unless otherwise indicated, is 125 Broad Street, New York, New York 10004.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Director (including the Fund)	Other Directorships Held by Director
R. Jay Gerken* Citigroup Asset Management (“CAM”) 399 Park Avenue New York, NY 10022 Year of Birth: 1951	Director, Chairman of the Board and President	Since 2005 (Fund Inception)	Managing Director of CAM; Chairman, President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”); President and Chief Executive Officer of certain investment companies associated with Citigroup; portfolio manager, Smith Barney Growth and Income Fund (1994-2000) and Smith Barney Allocation Series (1996-2001).	219	None

Kaprel Ozsolak CAM 125 Broad Street New York, NY 10004 Year of Birth: 1965	Chief Financial Officer and Treasurer	Since 2005 (Fund inception)	Chief Financial Officer and Treasurer of certain funds associated with Citigroup; Controller of certain funds associated with Citigroup	N/A	N/A

8

*	Mr. Gerken is an “interested person” as defined in the 1940 Act because he is a Managing Director of SBFM and TIMCO.
(1)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or that have a common investment adviser or that have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.

The standing committees of the Board of Directors are the Audit Committee, the Nominating Committee, the Valuation Committee and the Pricing Committee.

In accordance with its written charter adopted by the Board of Directors, the Audit Committee assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Fund. The Audit Committee oversees the scope of the Fund’s audits, the Fund’s accounting and financial reporting policies and practices and its internal controls. The Audit Committee approves, and recommends to the Independent Directors of the Fund for their ratification, the selection, appointment, retention or termination of the Fund’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the Fund by the independent registered public accounting firm and all permissible non-audit services provided by the Fund’s independent registered public accounting firm to the Investment Adviser and any affiliated service providers if the engagement relates directly to the Fund’s operations and financial reporting.

The Nominating Committee is charged with the duty of making all nominations for Independent Directors to the Board of Directors. The Nominating Committee will consider nominees recommended by the Fund’s Stockholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations to the Fund’s Secretary.

The members of the Valuation Committee are any one “interested” and any one “disinterested” director of the Fund. The Valuation Committee is responsible for advising the Board of Directors with respect to the valuation of portfolio assets.

The members of the Pricing Committee are any one “interested” and any one “disinterested” director of the Fund. The Pricing Committee is responsible for designating the amount, price and certain other terms of the Common Shares and any preferred shares to be sold by the Fund.

9

Compensation

The following table shows the dollar range of equity securities owned by the Directors in the Fund and in other investment companies overseen by the Directors within the same family of investment companies as of December 31, 2004. Investment companies are considered to be in the same family if they share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services.

	Name of Director	Dollar Range of Equity Securities in the Fund
Disinterested Directors:

Interested Directors:
	R. Jay Gerken	None

	Name of Director	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by the Director in the Family of Investment Companies
Disinterested Directors:

Interested Directors:
	R. Jay Gerken	over $100,000

None of the disinterested Directors nor their family members owned beneficially or of record securities issued by the Investment Adviser, the Administrator or the Sub-Adviser or any person directly or indirectly controlling, controlled by, or under common control with the Investment Adviser, the Administrator or the Sub-Adviser as of December 31, 2004.

No director, officer or employee of TIMCO, SBFM or any of their affiliates receives any compensation from the Fund for serving as an officer or Director of the Fund. The Fund pays each Director who is not a director, officer or employee of TIMCO, SBFM, or any of their affiliates a fee of $[            ] per annum plus $[            ] per meeting attended, and reimburses them for travel and out-of-pocket expenses.

At the end of the year in which they attain 80, Fund Directors are required to change to emeritus status. Directors Emeritus are entitled to serve in emeritus status for a maximum of 10 years, during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to Fund Directors, together with reasonable out-of-pocket expenses for each meeting attended.

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Set forth below is information regarding compensation paid or accrued for each Director who was not affiliated with the Investment Adviser, the Administrator or the Sub-Adviser during the year ended December 31, 2004:

Director	Aggregate Compensation From the Fund(1)	Total Compensation From the Fund and Fund Complex

(1)	The Fund was incorporated on March 7, 2005. It is anticipated that for the period , 2005 to December 31, 2005, each of the listed Directors will receive approximately $[ ] in compensation from the Fund.

INVESTMENT ADVISER, SUB-ADVISER AND ADMINISTRATOR

The Fund’s investment adviser is Travelers Investment Management Company (“TIMCO” or the “Investment Adviser”), an affiliate of Citigroup, located at 100 First Stamford Place, Stamford, Connecticut 06902, TIMCO will receive an annual fee, payable monthly, at the rate of [    ]% of the Fund’s average daily total managed assets. Total managed assets means the total assets of the Fund (including assets attributable to any borrowings that may be outstanding) minus accrued liabilities (other than liabilities representing borrowings).

The investment advisory agreement (the “Investment Advisory Agreement”) between the Investment Adviser and the Fund provides that the Investment Adviser will manage the operations of the Fund, subject to the supervision, direction and approval of the Fund’s Board of Directors and the objectives and the policies stated in the Prospectus and this Statement of Additional Information. Pursuant to the Investment Advisory Agreement, the Investment Adviser manages the Fund’s investment portfolio, directs purchases and sales of portfolio securities and reports thereon to the Fund’s officers and Board of Directors regularly. The Investment Adviser is fully responsible for all investment management but may delegate certain tasks and responsibilities to a sub-adviser approved by the Board of Directors.

Pursuant to a Sub-Investment Advisory Agreement (the “Sub-Advisory Agreement”), the Investment Adviser has retained, and the Board of Directors of the Fund has approved, Analytic Investors, Inc. (the “Sub-Adviser”) as sub-adviser to the Fund. The Sub-Adviser is located at [                    ], and is wholly owned by Old Mutual (US) Holdings Inc., which in turn is a subsidiary of Old Mutual plc, a London-based financial services group. Subject to the supervision of the Fund’s Board of Directors and of the Investment Adviser, the Sub-Adviser has responsibility for the Options Strategy. The Sub-Adviser is compensated by the Investment Adviser at no additional cost to the Fund at the annual rate of [    ]% of the Fund’s average daily total managed assets, payable monthly.

Smith Barney Fund Management LLC (“SBFM” or the “Administrator”), an affiliate of Citigroup, located at 399 Park Avenue, New York, New York 10022, will serve as the Fund’s administrator. Pursuant to an Administration Agreement between SBFM and the Fund, SBFM will receive an annual fee, payable monthly, at the rate of [    ]% of the Fund’s average daily total managed assets. The Administrator provides the office space, facilities, equipment and personnel necessary to perform the following services for the Fund: SEC compliance, including record keeping, reporting requirements and registration statements and proxies; supervision of Fund operations, including coordination of functions of the transfer agent, custodian, accountants, counsel and other

11

parties performing services or operational functions for the Fund; and certain administrative and clerical services, including certain accounting services and maintenance of certain books and records.

Investment decisions for the Fund are made independently from those of other funds or accounts managed by the Investment Adviser or the Sub-Adviser. Such other funds or accounts may also invest in the same securities as the Fund. If those funds or accounts are prepared to invest in, or desire to dispose of, the same security at the same time as the Fund, however, transactions in such securities will be made, insofar as feasible, for the respective funds and accounts in a manner deemed equitable to all. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund. In addition, because of different investment objectives, a particular security may be purchased for one or more funds or accounts when one or more funds or accounts are selling the same security.

The Investment Advisory Agreement and the Sub-Advisory Agreement for the Fund each has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the Fund’s Board of Directors or by a majority of the outstanding voting securities of the Fund, and in either event, by a majority of the disinterested Directors of the Fund’s Board of Directors with such disinterested Directors casting votes in person at a meeting called for such purpose.

Under the terms of the Investment Advisory Agreement and the Sub-Advisory Agreement, neither the Investment Adviser nor the Sub-Adviser shall be liable for losses or damages incurred by the Fund, unless such losses or damages are attributable to the wilful misfeasance, bad faith or gross negligence on the part of the Investment Adviser or the Sub-Adviser or from reckless disregard by them of their obligations and duties under the relevant agreement.

Code of Ethics

Rule 17j-1 under the 1940 Act requires all registered investment companies and their investment advisers and principal underwriters to adopt written codes of ethics and institute procedures designed to prevent “access persons” (as defined in Rule 17j-1) from engaging in any fraudulent, deceptive or manipulative trading practices. The Board of Directors of the Fund has adopted a code of ethics (the “Fund Code”) that incorporates personal trading policies and procedures applicable to access persons of the Fund, which includes officers, Directors and other specified persons who may make, participate in or otherwise obtain information concerning the purchase or sale of securities by the Fund. In addition, the Fund Code attaches and incorporates personal trading policies and procedures applicable to access persons of the Investment Adviser, which policies serve as such adviser’s code of ethics. In addition, the Board of Directors has approved the codes of ethics of the Sub-Adviser and [                            ], the Fund’s principal underwriter (the Fund Code together with the codes of the Investment Adviser, the Sub-Adviser and [                            ] are collectively referred to as the “Codes”). The Codes have been designed to address potential conflict of interests that can arise in connection with the personal trading activities of investment company and investment advisory personnel.

Pursuant to the Codes, access persons are generally permitted to engage in personal securities transactions, provided that a transaction does not involve securities that are being purchased or sold, are being considered for purchase or sale, or are being recommended for purchase or sale by or for the Fund. In addition, the Codes contain specified prohibitions for certain categories of securities and transactions. The Codes, with certain exceptions, also require that access persons obtain preclearance to engage in certain personal securities transactions. Finally, the Codes require access persons to report all personal securities transactions periodically.

The Codes can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. The Codes are also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of these Codes may be obtained after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

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Proxy Voting Policies

The Board of Directors has approved delegating proxy voting discretion to the Investment Adviser believing that the Investment Adviser should be responsible for voting because it is a matter relating to the investment decision making process. Attached as Appendix A is the summary of the guidelines and procedures that the Investment Adviser uses to determine how to vote proxies relating to portfolio securities, including the procedures that the Investment Adviser uses when a vote presents a conflict between the interests of Fund shareholders, on the one hand, and those of the Investment Adviser or any affiliated person of the Fund or the Investment Adviser, on the other. This summary of the guidelines gives a general indication as to how the Investment Adviser will vote proxies relating to portfolio securities on each issue listed. However, the guidelines do not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason, there may be instances in which votes may vary from the guidelines presented. Notwithstanding the foregoing, the Investment Adviser always endeavors to vote proxies relating to portfolio securities in accordance with the Fund’s investment objective.

Effective [August 31, 2005], information on how the Fund voted proxies related to Fund portfolio securities during the period ending [June 30, 2005] will be available (1) without charge, upon request, by calling [            ], (2) on the Fund’s website at [http://CitigroupAM.com] and (3) on the SEC’s website at http://www.sec.gov.

Portfolio Managers

The following tables set forth certain additional information with respect to the portfolio managers for the Fund. Unless noted otherwise, all information is provided as of December 31, 2004.

Other Accounts Managed by Portfolio Managers

The table below identifies, for each portfolio manager, the number of accounts (other than the Fund) for which he or she has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
	[ ] Registered investment companies with $[ ] in total assets under management	[ ] Other pooled investment vehicles with $[ ] in assets under management	[ ] Other accounts with $[ ] in total assets under management

	[ ] Registered investment companies with $[ ] in total assets under management	[ ] Other pooled investment vehicles with $[ ] in assets under management	[ ] Other accounts with $[ ] in total assets under management

	[ ] Registered investment companies with $[ ] in total assets under management	[ ] Other pooled investment vehicles with $[ ] in assets under management	[ ] Other accounts with $[ ] in total assets under management

	[ ] Registered investment companies with $[ ] in total assets under management	[ ] Other pooled investment vehicles with $[ ] in assets under management	[ ] Other accounts with $[ ] in total assets under management

	[ ] Registered investment companies with $[ ] in total assets under management	[ ] Other pooled investment vehicles with $[ ] in assets under management	[ ] Other accounts with $[ ] in total assets under management

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Citigroup Asset Management (“CAM”) investment professionals receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is typically determined based on market factors and the skill and experience of individual investment personnel.

CAM has recently implemented an investment management incentive and deferred compensation plan (the “Plan”) for its investment professionals, including the Fund’s portfolio managers. Each investment professional works as a part of an investment team. The Plan is designed to align the objectives of CAM investment professionals with those of Fund shareholders and other CAM clients. Under the Plan a “base incentive pool” is established for each team each year as a percentage of CAM’s revenue attributable to the team (largely management and related fees generated by funds and other accounts). A team’s revenues are typically expected to increase or decrease depending in part on the effect that the team’s investment performance has on the level of assets in the investment products managed by the team. The “base incentive pool” of a team is reduced by base salaries paid to members of the team and employee benefits expenses attributable to the team.

The investment team’s incentive pool is then adjusted to reflect the team’s investment performance against the applicable product benchmark (e.g., a securities index) and its ranking among a “peer group” of non-CAM investment managers. Longer-term performance will be more heavily weighted than shorter-term performance in the calculation of the performance adjustment factor. The incentive pool for a team may also be adjusted to reflect other factors (e.g., severance pay to departing members of the team, and discretionary allocations by the applicable CAM chief investment officer from one investment team to another). The incentive pool will be allocated by the applicable CAM chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.

Up to 40% of an investment professional’s annual incentive compensation is subject to deferral. Amounts deferred will accrue a return based on the hypothetical returns of a composite of CAM’s investment products (where deemed appropriate, approximately half of the deferred amount will accrue a return based on the return of products managed by the applicable investment team). An additional portion of awarded incentive compensation may be received in the form of Citigroup stock or options to purchase common stock. Citigroup may from time to time offer other stock purchase or option programs to investment personnel.

Material Conflicts of Interest

Material conflicts of interest may arise when the Fund’s portfolio managers also have day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for [certain of] the portfolio managers listed in the table above. These potential conflicts include:

Allocation of Limited Time and Attention.    A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities.    If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies.    At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions

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with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers.    Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

Variation in Compensation.    A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the Investment Adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the Investment Adviser and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities.    The Investment Adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

The Investment Adviser and the Fund have adopted compliance polices and procedures that are designed to address various conflicts of interest that may arise for the Investment Adviser and the individuals that it employs. For example, CAM seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. CAM has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by CAM and the Fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

Portfolio Manager Securities Ownership

No Common Shares of the Fund have been issued to any person, including portfolio managers, except that [            ] has provided the Fund’s initial capitalization by acquiring [            ] Common Shares prior to the Fund’s public offering described in the Prospectus and this Statement of Additional Information dated [            ], 2005.

[Information about sub-adviser portfolio managers to come]

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PORTFOLIO TRANSACTIONS AND BROKERAGE

The Investment Adviser arranges for the purchase and sale of the Fund’s securities and selects brokers and dealers which, in its best judgment, provide prompt and reliable execution at favorable prices and reasonable commission rates. The Investment Adviser may select brokers and dealers that provide it with research services and may cause the Fund to pay such brokers and dealers commissions which exceed those other brokers and dealers may have charged, if it views the commissions as reasonable in relation to the value of the brokerage and/ or research services. In selecting a broker for a transaction, the primary consideration is prompt and effective execution of orders at the most favorable prices. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the Investment Adviser to supplement its own research and analysis.

Decisions to buy and sell securities for the Fund are made by the Investment Adviser, subject to the overall supervision and review of the Fund’s Board of Directors, except with respect to the Fund’s Option Strategy, for which the Sub-Adviser is responsible.

Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market, but the price of those securities includes an undisclosed commission or mark-up. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down.

In executing portfolio transactions and selecting brokers or dealers, it is the Fund’s policy to seek the best overall terms available. The Investment Adviser and Sub-Adviser, in seeking the most favorable price and execution, consider all factors they deem relevant, including, for example, the price, the size of the transaction, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions. The Investment Adviser receives research, statistical and quotation services from several broker-dealers with which it places the Fund’s portfolio transactions. It is possible that certain of the services received will benefit primarily one or more other accounts for which the Investment Adviser exercises investment discretion. Conversely, the Fund may be the primary beneficiary of services received as a result of portfolio transactions effected for other accounts. The Investment Adviser’s fee under the Investment Advisory Agreement is not reduced by reason of its receiving such brokerage and research services. The Fund’s Board of Directors, in its discretion, may authorize the Investment Adviser to cause the Fund to pay a broker that provides brokerage and research services to the Investment Adviser a commission in excess of that which another qualified broker would have charged for effecting the same transaction. The Sub-Adviser does not direct brokerage for research.

In accordance with Section 17(e) of the 1940 Act and Rule 17e-1 thereunder, the Fund’s Board of Directors has determined that any portfolio transaction for the Fund may be executed through an affiliate of Citigroup if, in the Investment Adviser’s or the Sub-Adviser’s judgment, the use of a Citigroup affiliate is likely to result in price and execution at least as favorable as those of other qualified brokers and if, in the transaction, the Citigroup affiliate charges the Fund a commission rate consistent with those charged by the affiliate to comparable unaffiliated customers in similar transactions. In addition, under SEC rules, a Citigroup affiliate may directly execute such transactions for the Fund on the floor of any national securities exchange, provided: (a) the Board of Directors has expressly authorized such affiliate to effect such transactions; and (b) the affiliate annually advises the Fund of the aggregate compensation it earned on such transactions.

Even though investment decisions for the Fund are made independently from those of the other accounts managed by the Investment Adviser and the Sub-Adviser, investments of the kind made by the Fund also may be made by those other accounts. When the Fund and one or more accounts managed by the Investment Adviser or

16

the Sub-Adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Investment Adviser or the Sub-Adviser to be equitable. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained for or disposed of by the Fund.

The Fund will not purchase securities during the existence of any underwriting or selling group relating to the securities of which the Investment Adviser or the Sub-Adviser or any affiliate thereof is a member, except to the extent permitted by the SEC. Under certain circumstances, the Fund may be at a disadvantage because of this limitation in comparison with other funds that have similar investment objectives but that are not subject to a similar limitation. The Board of Directors has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby the Fund may purchase securities that are offered in underwritings in which a Citigroup affiliate participates. These procedures prohibit the Fund from directly or indirectly benefiting a Citigroup affiliate in connection with such underwritings. In addition, for underwritings where a Citigroup affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Fund could purchase in the underwritings.

NET ASSET VALUE

The Board of Directors has approved procedures to be used to value the Fund’s securities for the purposes of determining the Fund’s net asset value. The valuation of the Fund’s securities is determined in good faith by or under the direction of the Board of Directors. The Board of Directors has delegated certain valuation functions for the Fund to the Investment Adviser.

The Fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by the Fund’s Board of Directors using a variety of pricing techniques and methodologies. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the Investment Adviser to be unreliable, the market price may be determined using quotations received from one or more broker/dealers that make a market in the security. When such prices or quotations are not available, or when the Investment Adviser believes that they are unreliable, the Investment Adviser may price securities using fair value procedures approved by the Board of Directors. The Fund may also use fair value procedures if the Investment Adviser determines that a significant event has occurred between the time at which a market price is determined and the time at which the Fund’s net asset value is calculated. In particular, the value of non-U.S. securities may be materially affected by events occurring after the close of the market on which they are valued, but before the Fund prices its shares. The Fund uses a fair value model developed by an independent third party pricing service to price non-U.S. equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by the Investment Adviser from time to time.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value.

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CERTAIN PROVISIONS IN THE ARTICLES OF INCORPORATION AND BYLAWS

The Articles include provisions that could limit the ability of other entities or persons to acquire control of the Fund. As described more completely in the Prospectus, starting with the first annual meeting of stockholders, the Articles divide the Directors into three Classes of approximately equal size. As a result of this staggered board structure, it would take a minimum of two years for other entities or groups of persons to gain a majority of seats on the Board of Directors. In addition, the Bylaws require that stockholders provide advance notice to the Fund in order to nominate candidates for election to the Board of Directors or to bring proposals before the annual meeting of stockholders. This prevents other entities or groups of persons from nominating Directors or raising proposals during an annual meeting of stockholders unless they have provided such advance notice to the Fund.

REPURCHASE OF FUND SHARES

Although it is under no obligation to do so, the Fund reserves the right to repurchase its shares on the open market in accordance with the 1940 Act and the rules and regulations thereunder. Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund’s net income. Any share repurchase, tender offer or borrowing that might be approved by the Board of Directors would also have to comply with the Securities Exchange Act of 1934 and the 1940 Act and the rules and regulations thereunder.

The repurchase by the Fund of its shares at prices below net asset value may result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Fund’s shares trading at a price equal to their net asset value. In addition, a purchase by the Fund of its Common Shares will decrease the Fund’s total assets, which would likely have the effect of increasing the Fund’s expense ratio.

If the Fund converted to an open-end investment company, the Common Shares would no longer be listed on the New York Stock Exchange. In contrast to a closed-end investment company, stockholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by the 1940 Act or the rules thereunder) at their net asset value, less any redemption charge that is in effect at the time of redemption.

FEDERAL INCOME TAX MATTERS

The following discussion of federal income tax matters is based upon the advice of Willkie Farr & Gallagher LLP, counsel to the Fund.

Set forth below is a discussion of certain U.S. federal income tax issues concerning the Fund and the purchase, ownership and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to stockholders in light of their particular circumstances. Unless otherwise noted, this discussion assumes you are a U.S. stockholder and that you hold your shares as a capital asset. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, non-U.S. country, or other taxing jurisdiction.

The Fund intends to elect to be treated and to qualify annually as a regulated investment company under the Code.

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To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities or currencies and, for tax years beginning after October 22, 2004, net income derived from an interest in a “qualified publicly traded partnership” (i.e., a partnership that is traded on an established security market or tradable on a secondary market, other than a partnership that derives 90 percent of its income from interest, dividends, capital gains, and other traditional permitted mutual fund income); (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of a single issuer, two or more issuers that the Fund controls and are engaged in the same, similar or related trades or businesses or in the securities of one or more qualified publicly traded partnerships; and (c) distribute at least 90% of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid).

As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to stockholders. The Fund may retain for investment its net capital gain. However, if the Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its stockholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a stockholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the stockholder under clause (ii) of the preceding sentence. The Fund intends to distribute to its stockholders, at least annually, substantially all of its investment company taxable income and net capital gain.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years and on which the Fund paid no federal income tax. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to stockholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Generally, any capital losses incurred by the Fund in one taxable year can be carried forward to offset future capital gains that are realized prior to the expiration of the applicable carryforward. However, under certain conditions, the Fund may lose the benefit of these losses to the extent that distributions to stockholders exceed required distribution amounts as defined under the Code. Stockholders may also pay additional taxes on these excess distributions.

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If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed in the same manner as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and distributions to stockholders will not be deductible by the Fund in computing its taxable income. Additionally, all distributions out of earnings and profits would be taxed to stockholders as ordinary dividend income. Such distributions generally would be eligible (i) to be treated as “qualified dividend income,” as discussed below in the case of noncorporate stockholders and (ii) for the “dividends-received deduction” in the case of corporate shareholders. If the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets in order to qualify as a regulated investment company in a subsequent year.

Distributions

Commencing with the Fund’s first distribution, the Fund intends to make regular monthly distributions to its Common Stockholders at a fixed rate per Common Share [of approximately [TBD] of the net asset value or market price of its Common Shares or a minimum fixed dollar amount] the “Distribution Policy”). The Board of Directors may adjust this rate from time to time. Because the price at which the Fund’s shares trade may not always fully reflect appreciation in its net asset value, the Investment Adviser intends to recommend to the Board of Directors an annual distribution policy that will maximize the distributions made by the Fund in an effort to return a significant portion of that appreciation to Fund shareholders. Of course, there can be no assurance that the Fund’s net asset value will increase. Distributions will be automatically reinvested in additional Common Shares under the Fund’s Dividend Reinvestment Plan unless a Common Stockholder elects to receive cash.

The Fund’s monthly distributions will be made from the Fund’s net capital gains, including gains from net index option premiums and sales of securities held in the Equity Portfolio, and dividends received by the Fund from securities held in the Equity Portfolio. The Fund is relying on an exemptive order issued by the SEC under the 1940 Act that permits the Fund to distribute long-term capital gains more frequently than once annually.

Dividends paid out of the Fund’s investment company taxable income will generally be taxable to a stockholder as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional shares.

Such dividends may qualify for the dividends received deduction available to corporations and the reduced rate of taxation that applies to “qualified dividend income” received by individuals. For taxable years beginning on or before December 31, 2008, qualified dividend income received by noncorporate stockholders is taxed at rates equivalent to long-term capital gain tax rates, which reach a maximum of 15%. Qualified dividend income generally includes dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria, although dividends paid by REITs will not generally be eligible to qualify as qualified dividend income. The Fund generally can pass the tax treatment of qualified dividend income it receives through to Fund stockholders. For the Fund to receive qualified dividend income, the Fund must hold the stock associated with an otherwise qualified dividend for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date (or more than 90 days during the 181-day period beginning 90 days before the ex-dividend date, in the case of certain preferred stocks). In addition, the Fund cannot be obligated to make payments (pursuant to a short sale or otherwise) with respect to substantially similar or related property. The same provisions, including the holding period requirements, apply to each stockholder’s investment in the Fund. The provisions of the Code applicable to qualified dividend income and the 15% maximum individual tax rate on long-term capital gains are currently effective through 2008. Thereafter, qualified dividend income will no longer be taxed at the rates applicable to long-term capital gains, and the maximum individual tax rate on long-term capital gains, unless Congress enacts legislation providing otherwise.

Distributions of net capital gain, if any, designated as capital gain dividends are taxable to a stockholder as long-term capital gains, regardless of how long the shareholder has held Fund shares. Stockholders receiving

20

distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the fair market value of a share of the Fund on the reinvestment date. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will be treated by a stockholder as a return of capital that is applied against and reduces the stockholder’s basis in his or her shares. To the extent that the amount of any such distribution exceeds the stockholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares.

Some of the option transactions and other devices employed by the Fund reduce risk to the Fund by substantially diminishing its risk of loss in offsetting positions in substantially similar or related property, thereby giving rise to “straddles” under the federal income tax rules. To the extent an investment is considered to be part of a straddle, and the Fund does not hold such investment for more than one year at the time the straddle is entered into, the holding period for such investment will terminate and gain from the sale of such investment may be treated as short-term capital gain subject to tax at ordinary rates. In addition, dividends paid in respect of shares of stock that are considered to be part of a straddle will not be eligible for the dividends-received deduction or the lower tax rate on qualified dividend income.

Stockholders will be notified annually as to the U.S. federal tax status of distributions, and stockholders receiving distributions in the form of additional shares will receive a report as to the net asset value of those shares.

Sale or Exchange of Fund Shares

Upon the sale or other disposition of shares of the Fund that a stockholder holds as a capital asset, such a stockholder may realize a capital gain or loss which will be long-term or short-term, depending upon the stockholder’s holding period for the shares. Generally, a stockholder’s gain or loss will be a long-term gain or loss if the shares have been held for more than one year. The maximum long-term capital gains rate for individuals is 15% (with lower rates for individuals in the 10% and 15% tax brackets) for taxable years beginning on or before December 31, 2008. Thereafter, the maximum rate will increase to 20%, unless Congress enacts legislation providing otherwise.

Any loss realized on a sale or exchange will be disallowed to the extent that shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the original shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a stockholder on a disposition of Fund shares held by the stockholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received or deemed received by the stockholder with respect to such shares.

Nature of the Fund’s Investments

Certain of the Fund’s investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not count toward the 90% of gross income requirement necessary for the Fund to qualify as a regulated investment company under the Code. The Fund may make certain tax elections in order to mitigate the effect of these provisions.

The Fund’s investment program and the tax treatment of Fund distributions may be affected by Internal Revenue Service interpretations of the Code and future changes in tax laws and regulations.

21

Futures Contracts and Options

The Fund’s transactions in futures contracts and options will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), may accelerate recognition of income to the Fund and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), and (b) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a regulated investment company and the 98% distribution requirement for avoiding excise taxes. For example, the Fund may enter into transactions that would be treated as “Section 1256 Contracts” under the Code. In general, the Fund would be required to treat any Section 1256 Contracts as if they were sold for their fair market value at the end of the Fund’s taxable year, and would be required to recognize gain or loss on such deemed sale for federal income tax purposes even though the Fund did not actually sell the contract and receive cash. Forty percent of such gain or loss would be treated as short-term capital gain or loss and sixty percent of such gain or loss would be treated as long-term capital gain or loss. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any futures contract, option or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund from being taxed as a regulated investment company.

Foreign Taxes

Income from foreign securities may be subject to non-U.S. taxes. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders of the Fund generally will not be entitled to a credit or deduction with respect to such taxes paid by the Fund.

Passive Foreign Investment Company

If the Fund purchases shares in a “passive foreign investment company” (a “PFIC”), the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its stockholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. If the Fund were to invest in a PFIC and elected to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, the Fund would be required to include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if not distributed to the Fund. Alternatively, the Fund can elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, the Fund would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above). Dividends paid by PFICs will not be treated as qualified dividend income.

Currency Fluctuations

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

22

Recognition of Income in the Absence of Cash

Investments by the Fund in zero coupon or other discount securities will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price (the “original issue discount”) each year that the securities are held, even though the Fund receives no cash interest payments. In other circumstances, whether pursuant to the terms of a security or as a result of other factors outside the control of the Fund, the Fund may recognize income without receiving a commensurate amount of cash. Such income is included in determining the amount of income which the Fund must distribute to maintain its status as a regulated investment company and to avoid the payment of federal income tax and the nondeductible 4% excise tax. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its stockholders.

The Code imposes constructive sale treatment for federal income tax purposes on certain hedging strategies with respect to appreciated financial positions. Under these rules, taxpayers will recognize gain, but not loss, with respect to securities if they enter into short sales or “offsetting notional principal contracts” (as defined by the Code) with respect to, or futures or forward contracts to deliver, the same or substantially identical property, or if they enter into such transactions and then acquire the same or substantially identical property. The Secretary of the Treasury is authorized to promulgate regulations that will treat as constructive sales certain transactions that have substantially the same effect as these transactions.

Investments in Securities of Uncertain Tax Character

The Fund may invest in preferred securities, convertible securities or other securities the federal income tax treatment of which is uncertain or subject to recharacterization by the Internal Revenue Service. To the extent the tax treatment of such securities or income differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

Backup Withholding

The Fund may be required to withhold federal income tax at the appropriate rate (currently 28%) from all taxable distributions and redemption proceeds payable to stockholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other stockholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the stockholder’s federal income tax liability, provided the required information is furnished to the Internal Revenue Service.

Non-U.S. Shareholders

U.S. taxation of a stockholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership (a “non-U.S. stockholder”) depends on whether the income of the Fund is “effectively connected” with a U.S. trade or business carried on by the shareholder.

Income Not Effectively Connected. If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the non-U.S. stockholder, distributions of investment company taxable income will generally be subject to a U.S. tax of 30% (or lower treaty rate), which tax is withheld from such distributions. However, see “The American Jobs Creation Act of 2004,” below.

Capital gain dividends and any amounts retained by the Fund which are designated as undistributed capital gains will not be subject to U.S. federal withholding tax at the rate of 30% (or lower treaty rate) unless the non-

23

U.S. stockholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. federal withholding tax. In the case of a non-U.S. stockholder who is a nonresident alien individual, the Fund may be required to withhold U.S. income tax from distributions of net capital gain unless the non-U.S. stockholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. See “Tax Matters—Backup Withholding” above. Any gain a non-U.S. stockholder realizes upon the sale or exchange of such stockholder’s shares of the Fund will ordinarily be exempt from U.S. tax unless, in the case of a non-U.S. stockholder that is a nonresident alien individual, the gain is U.S. source income and such stockholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements, or is otherwise considered to be a resident alien of the United States.

Income Effectively Connected. If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a non-U.S. stockholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Non-U.S. corporate stockholders may also be subject to the branch profits tax imposed by the Code.

The tax consequences to a non-U.S. stockholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. stockholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

The American Jobs Creation Act of 2004

Among the changes in U.S. federal tax law made by the American Jobs Creation Act of 2004 is a new exemption under which U.S. source withholding taxes are no longer imposed on dividends paid by regulated investment companies to the extent the dividends are designated as “qualified interest-related dividends” or “qualified short-term capital gain dividends.” Under this exemption, qualified interest-related dividends and qualified short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. withholding tax at source if they had been received directly by a foreign person, and that satisfy certain other requirements. The exemption applies to dividends with respect to taxable years of regulated investment companies beginning after December 31, 2004 and before January 1, 2008. The Fund does not expect to designate any qualified interest-related dividends, but may designate qualified short-term capital gains dividends. Prospective investors should consult their tax advisors concerning the potential effect on them of these and other changes made by this legislation.

Regulations on “Reportable Transactions”

Under recently promulgated Treasury regulations, if a stockholder recognizes a loss with respect to Common Shares of $2 million or more for an individual stockholder or $10 million or more for a corporate stockholder in any single taxable year (or a greater loss over a combination of years), the stockholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct stockholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, stockholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to stockholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Stockholder should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

24

Other Taxes

Fund stockholders may be subject to state, local and foreign taxes on their Fund distributions. Stockholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

[                                         ] is currently the sole stockholder of the Fund.

PERFORMANCE RELATED AND COMPARATIVE INFORMATION

The Fund may quote certain performance-related information and may compare certain aspects of its portfolio and structure to other substantially similar closed-end funds. In reports or other communications to stockholders of the Fund or in advertising materials, the Fund may compare its performance with that of (i) other investment companies listed in the rankings prepared by Lipper, Inc., Morningstar Inc., Ibbotson Associates or other independent services; publications such as Barrons, Business Week, Forbes, Fortune, Institutional Investor, Kiplinger’s Personal Finance, Money, Morningstar Mutual Fund Values, The New York Times, The Wall Street Journal and USA Today, or other industry or financial publications, or (ii) the Standard and Poor’s 500 Index, the Dow Jones Industrial Average, the return of U.S. Treasury Bills and Bonds, the Nasdaq Composite Index, and other relevant indices and industry publications. The Fund may also compare the historical volatility of its portfolio to the volatility of such indices during the same time periods. (Volatility is a generally accepted barometer of the market risk associated with a portfolio of securities and is generally measured in comparison to the stock market as a whole—the beta—or in absolute terms—the standard deviation.) Comparison of the Fund to an alternative investment should be made with consideration of differences in features and expected performance. The Fund may obtain data from sources or reporting services, such as Bloomberg Financial (“Bloomberg”) and Lipper, that the Fund believes to be generally accurate.

From time to time, the Fund may quote the Fund’s total return, aggregate total return or yield in advertisements or in reports and other communications to stockholders. The Fund’s performance will vary depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of the Fund’s performance in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time or that have federal deposit insurance or other U.S. government guarantees. Investments comparing the Fund’s performance with that of other investment companies should give consideration to the quality and maturity of the respective investment companies’ portfolio securities.

The Fund’s “average annual total return” is computed according to a formula prescribed by the SEC. The formula is expressed as follows:

ERV = P (1+T)n

Where:	P	=	a hypothetical initial payment of $1,000,
	T	=	average annual total return,
	n	=	number of years, and
	ERV	=	Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of a 1-, 5-, or 10-year period at the end of a 1-, 5-, or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

25

Quotations of yield for the Fund will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period (“net investment income”) and are computed by dividing net investment income by the closing price on the Exchange on the last day of the period, according to the following formula:

Yield = 2 [(a-b/cd + 1)6-1]

Where:	a	=	dividends and interest earned during the period,
	b	=	expenses accrued for the period (net of reimbursements),
	c	=	the average daily number of shares outstanding during the period that were entitled to receive dividends, and
	d	=	the closing price on the exchange on the last day of the period.

Past performance is not indicative of future results. At the time Common Stockholders sell their shares, they may be worth more or less than their original investment. Portions of dividends and interest earned during the period may be subsequently recharacterized as returns of capital.

EXPERTS

The Financial Statements of the Fund as of [            ], 2005, appearing in this Statement of Additional Information, have been audited by [            ], independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

CUSTODIAN

The custodian of the assets of the Fund is [CUSTODIAN]. The custodian performs custodial, fund accounting and portfolio accounting services.

ADDITIONAL INFORMATION

A Registration Statement on Form N-2, including amendments thereto, relating to the shares of the Fund offered hereby, has been filed by the Fund with the SEC in Washington, D.C. The Fund’s Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Fund’s Registration Statement. Statements contained in the Fund’s Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC or on the SEC’s website at http://www.sec.gov.

26

REPORT O F INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

27

FINANCIAL STATEMENTS

Enhanced Equity Premium Fund Inc.

STATEMENT OF ASSETS AND LIABILITIES (in Organization)

[                        ], 2005

ASSETS

Cash	$
Receivable from Adviser		—
Total assets

LIABILITIES

Accrued organizational expenses	—
Total liabilities	—
Net assets (equivalent to $[ ] per Common Share, [ ] Common Shares outstanding, par value $0.001 per share)	$100,000

See Accompanying Notes to Financial Statements

28

Enhanced Equity Premium Fund Inc.

STATEMENT OF OPERATIONS (in Organization)

For the day ended [                        ], 2005

INVESTMENT INCOME

Investment Income	$—

EXPENSES
Organization Costs

Total expenses
Net investment income	$—

See Accompanying Notes to Financial Statements

29

Enhanced Equity Premium Fund Inc.

Notes to Financial Statements

[                    ], 2005

30

APPENDIX A

Proxy Voting Policies and Procedures

The Board of Directors of the Fund has delegated the authority to develop policies and procedures relating to proxy voting to the Investment Adviser. The Investment Adviser is part of Citigroup Asset Management (“CAM”), a group of investment adviser affiliates of Citigroup. Along with the other investment advisers that comprise CAM, the Investment Adviser has adopted a set of proxy voting policies and procedures (the “Policies”) to ensure that the Investment Adviser votes proxies relating to equity securities in the best interest of clients.

In voting proxies, the Investment Adviser is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The Investment Adviser attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The Investment Adviser may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the Investment Adviser of its responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio Investment Advisers within the same business unit vote differently on the same issue. A CAM business unit or investment team (e.g. CAM’s Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, CAM will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

In furtherance of the Investment Adviser’s goal to vote proxies in the best interest of clients, the Investment Adviser follows procedures designed to identify and address material conflicts that may arise between the Investment Adviser’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the Investment Adviser) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s and the Investment Adviser’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The Investment Adviser also maintains and considers a list of significant relationships that could present a conflict of interest for the Investment Adviser in voting proxies. The Investment Adviser is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the Investment Adviser decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the Investment

A-1

Adviser for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the Investment Adviser decides to vote a proxy, the Investment Adviser generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for the Investment Adviser in voting proxies with respect to such issuer. Such position is based on the fact that the Investment Adviser is operated as a business unit independent from other Citigroup business units as well as on the existence of information barriers between the Investment Adviser and certain other Citigroup business units.

CAM maintains a Proxy Voting Committee, of which the Investment Adviser’s personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the Investment Adviser’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the Investment Adviser’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the Investment Adviser may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

[Sub-Adviser proxy voting policies and procedures to come]

A-2

PART C

OTHER INFORMATION

Item 25. Financial Statements and Exhibits

(1)	Financial Statements (1)
Part A-None.
Part B-Report of Independent Registered Public Accounting Firm (1)
(2)	(a)		— Articles of Incorporation filed herewith
	(b)		— Bylaws filed herewith
	(c)		— Not Applicable
	(d)		— Form of Specimen Stock Certificate (1);
Articles V and VIII of Registrant’s Articles of Incorporation are incorporated herein by reference.
	(e)		— Dividend Reinvestment and Cash Purchase Plan (1)
	(f)		— Not Applicable
	(g)	(1)	— Form of Investment Advisory Agreement (1)
		(2)	— Form of Sub-Advisory Agreement (1)
	(h)	(1)	— Form of Underwriting Agreement (1)
	(i)		— Not Applicable
	(j)		— Form of Custodian Agreement (1)
	(k)	(1)	— Form of Administration Agreement (1)
		(2)	— Form of Transfer Agency, Registrar and Dividend Disbursing Agency Agreement (1)
	(l)		— (i) Opinion and Consent of Willkie Farr & Gallagher LLP (1)
— (ii) Opinion and Consent of Venable LLP (1)
	(m)		— Not Applicable
	(n)		— Consent of independent registered public accounting firm (1)
	(o)		— Not Applicable
	(p)		— Initial Purchase Agreement (1)
	(q)		— Not Applicable
	(r)	(1)	— Code of Ethics of Fund (1)
		(2)	— Code of Ethics of Investment Adviser (1)
		(3)	— Code of Ethics of Sub-Adviser (1)
	(s)		— Power of Attorney (1)

(1)	To be filed by amendment.

Item 26. Marketing Arrangements

See Exhibit 2(h) to this Registration Statement.

Item 27. Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

SEC Registration Fees	$
New York Stock Exchange Listing Fee	$
Printing and Engraving Expenses	$
Auditing Fees and Expenses	$
Legal Fees and Expenses	$
NASD Fees	$
Miscellaneous	$

Total	$

Item 28. Persons Controlled by or Under Common Control with Registrant

None.

Item 29. Number of Holders of Securities

Title of Class	Number of Record Holders
Common Stock, par value $.001 per share	None

Item 30. Indemnification

Under the Registrant’s Articles of Incorporation and Bylaws, the directors and officers of the Registrant will be indemnified to the fullest extent allowed and in the manner provided by

Maryland law and applicable provisions of the Investment Company Act of 1940, as amended, including advancing of expenses incurred in connection therewith. Indemnification shall not be provided, however, to any officer or director against any liability to the Registrant or its security holders to which he or she would otherwise be subject by reasons of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Insofar as indemnification for liabilities under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to the directors and officers, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is therefore unenforceable. If a claim for indemnification against such liabilities under the 1933 Act (other than for expenses incurred in a successful defense) is asserted against the Registrant by the directors or officers in connection with the securities being offered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Adviser

For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of The Travelers Investment Management Company (“TIMCO”), reference is made to TIMCO’s current Form ADV (Commission File No. 801-7212) filed under the Investment Advisers Act of 1940, and incorporated herein by reference.

Item 32. Location of Accounts and Records

The accounts and records of the Registrant are maintained at the offices of the Registrant’s investment adviser, TIMCO, at 100 First Stamford Place, Stamford, CT 06902; the Registrant’s sub-adviser, Analytic Investors, Inc. at 500 South Grand Avenue, Los Angeles, CA 90071; the Registrant’s administrator, Smith Barney Fund Management LLC, 399 Park Avenue, New York, New York 10022; the Registrant’s transfer agent; and the Registrant’s custodian.

Item 33. Management Services

Not applicable.

Item 34. Undertakings

(1) Registrant undertakes to suspend the offering of shares until the prospectus is amended, if subsequent to the effective date of this registration statement, its net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement or its net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

(2) Not applicable.

(3) Not applicable.

(4) Not applicable.

(5) Registrant undertakes that, for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of the Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 497(h) will be deemed to be a part of the Registration Statement as of the time it was declared effective.

Registrant undertakes that, for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus will be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time will be deemed to be the initial bona fide offering thereof.

(6) Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 1st day of April, 2005.

ENHANCED EQUITY PREMIUM FUND INC.

By:	/S/ R. JAY GERKEN
Chairman and Chief Executive Officer

By:	/S/ KAPREL OZSOLAK
Treasurer and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following person in the capacity and on the date indicated.

Signature	Title	Date

/S/ R. JAY GERKEN	Sole Director	April 1, 2005

SCHEDULE OF EXHIBITS TO FORM N-2

Exhibit Number	Exhibit
2(a)	Articles of Incorporation

2(b)	Bylaws